UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-5897
                                   ------------


                        AXP MARKET ADVANTAGE SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     1/31
                         --------------
Date of reporting period:    1/31
                         --------------

AXP(R)
   Blue Chip
        Advantage
           Fund

                                                                   Annual Report
                                                                  for the Period
                                                             Ended Jan. 31, 2004

AXP Blue Chip Advantage Fund seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            8

Investments in Securities                   9

Financial Statements                       12

Notes to Financial Statements              15

Independent Auditors' Report               25

Federal Income Tax Information             26

Board Members and Officers                 28

Proxy Voting                               30

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                            Doug Chase
Since                                                              1/04
Years in industry                                                    12

FUND OBJECTIVE

For investors seeking long-term total return exceeding that of the U.S. stock market.

Inception dates
A: 3/5/90       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IBLUX        B: IDBCX        C: AXACX        Y: IBCYX

Total net assets                                         $1.585 billion

Number of holdings                                                   99

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X            LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health care 22.7%
Financials 20.5%
Consumer discretionary 13.7%
Technology 13.5%
Consumer staples 10.4%
Industrials 7.3%
Energy 6.6%
Materials 3.5%
Short-term securities 0.8%
Telecommunications 0.5%
Utilities 0.5%

TOP TEN HOLDINGS

Percentage of portfolio assets
Pfizer (Health care products)                                       6.8%
Citigroup (Finance companies)                                       5.1
Cendant (Media)                                                     3.4
Viacom Cl B (Leisure time & entertainment)                          3.2
PepsiCo (Beverages & tobacco)                                       2.9
Microsoft (Computer software & services)                            2.9
Colgate-Palmolive (Household products)                              2.7
Fannie Mae (Financial services)                                     2.5
Procter & Gamble (Household products)                               2.4
McKesson (Health care services)                                     2.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings subject to change.

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3   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Doug Chase began managing AXP Blue Chip Advantage Fund at the start of January 2004. Below, he discusses the Fund's positioning and results for the 12 months ended Jan. 31, 2004.

Shareholders will be asked to approve a merger of the Fund into AXP Large Cap Equity Fund at a shareholder meeting on June 9, 2004. This approval is not guaranteed. If shareholder approval is obtained, no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund.

Q: How did AXP Blue Chip Advantage Fund perform for the fiscal year ended Jan. 31, 2004?

A: AXP Blue Chip Advantage Fund's Class A shares advanced 31.20% for the 12 months ended Jan. 31, 2004, excluding sales charge. This outpaced the Fund's peer group as represented by the Lipper Large-Cap Core Funds Index, which advanced 29.98% for the same period. The Fund underperformed the S&P 500 Index, which gained 34.57%. The Fund's conservative positioning relative to the S&P 500 was responsible for its underperformance, as the riskier sectors and lower-quality stocks in the index were very strong performers during much of the year.

Q:   What factors had the most significant effect on performance?

A: At the start of our fiscal period, the outlook for stocks was still very negative due to continuing economic uncertainty, poor corporate earnings and escalating global tensions. Then, in mid-March, when the U.S.-led action in Iraq was imminent, stocks began a rally that continued nearly uninterrupted through the end of our annual period. The Fund capitalized on the improved stock performance to deliver a strong absolute return.

(bar chart)
                        PERFORMANCE COMPARISON
                   For the year ended Jan. 31, 2004
35%                              (bar 2)
              (bar 1)            +34.57%
30%           +31.20%                              (bar 3)
                                                   +29.98%
25%

20%

15%

10%

 5%

 0%

(bar 1)   AXP Blue Chip Advantage Fund Class A (excluding sales charge)
(bar 2)   S&P 500 Index Fund (unmanaged)
(bar 3)   Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The most significant changes occurred in January, when we began managing the Fund. We substantially altered the portfolio's sector allocations and individual holdings. (end callout quote)

     However, the Fund fell short of its benchmark primarily because of its emphasis on higher-quality stocks. In general, lower-quality stocks performed better than higher-quality stocks through much of the last year.

     During the second half of the year, the Fund benefited from a higher-than-index position in the technology sector.

AVERAGE ANNUAL TOTAL RETURNS

                         Class A                 Class B                     Class C                       Class Y
(Inception dates)       (3/5/90)                (3/20/95)                   (6/26/00)                     (3/20/95)
                   NAV(1)     POP(2)      NAV(1)    After CDSC(3)     NAV(1)     After CDSC(4)       NAV(5)       POP(5)
as of Jan. 31, 2004
1 year             +31.20%    +23.66%     +30.36%      +26.36%        +30.07%       +30.07%          +31.53%      +31.53%
5 years             -3.54%     -4.68%      -4.26%       -4.42%          N/A           N/A             -3.38%       -3.38%
10 years            +8.22%     +7.58%       N/A          N/A            N/A           N/A              N/A          N/A
Since inception      N/A        N/A        +7.86%       +7.86%         -8.76%        -8.76%           +8.84%       +8.84%

as of Dec. 31, 2003
1 year             +27.37%    +20.04%     +26.45%      +22.45%        +26.54%       +26.54%          +27.69%      +27.69%
5 years            -2.76%      -3.90%      -3.49%       -3.65%          N/A           N/A             -2.59%       -2.59%
10 years            +8.52%     +7.88%       N/A          N/A            N/A           N/A              N/A          N/A
Since inception      N/A        N/A        +7.88%       +7.88%         -9.07%        -9.07%           +8.87%       +8.87%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Questions & Answers

     However, the Fund's underlying sub-sector exposure proved to be a detractor. Specifically, the Fund had a lower-than-index weighting in semiconductor firms, one of the strongest technology groups, and a higher-than-index position in software, one of the weaker industries in the latter part of the fiscal period.

Q:   What changes did you make to the portfolio during the fiscal period?

A: There were few meaningful changes to sector or industry positions in the first half of the fiscal year. Later in the period, the Fund's allocation to consumer cyclical stocks was increased and the Fund went from a market weight in financials to a higher-than-index position. Allocations to both health care and technology stocks were reduced.

     The most significant changes occurred in January, when new management took over the Fund. We substantially altered the portfolio's sector allocations and individual holdings. We moved to higher-than-index positions in the health care and industrials sectors and lower-than-index positions in the technology, financial, telecommunications and utility sectors. All other sectors were weighted about equal to the benchmark.

     We established a large position in health care in spite of last year's weakness because long term, we believe health care earnings will grow faster than the market due to demographics, specifically the aging of the U.S. population. The Fund's well-diversified health care position includes pharmaceutical firms, biotechnology companies, hospitals, medical device providers and drug distributors. Our primary concern about healthcare stocks is that they could suffer from rhetoric related to the presidential election. Therefore, we will probably be a bit cautious in adding further to the healthcare sector, but may take advantage of any election-related declines to add to some existing positions.

     The Fund has a higher-than-index position in the industrial sector, despite less attractive valuations on some industrial stocks, because we want exposure to cyclically sensitive areas in case the economy does deliver explosive growth.

     The Fund's weighting in the technology sector is smaller than the index. We believe these stocks, as a group, are very expensive, and, in our opinion, the only way to justify current valuations is to assume exceptional economic growth for several quarters to come. We think that if growth is indeed that strong, it will also

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6   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Questions & Answers

     drive performance in other sectors such as media, which we consider more reasonably priced. The Fund ended the period with a lower-than-index position in financial stocks because we believe many of these companies are vulnerable to the negative effects of a potential increase in interest rates.

Q:   How will you manage the Fund for the coming months?

A: One key issue for the market in 2004 is whether large-cap stocks can regain market leadership from small-cap stocks. We believe several factors support such an outcome. First, the overvaluation of small-caps versus large-caps suggests that a period of large-cap outperformance may be due. Other factors favoring large-caps include the decline in the U.S. dollar, which has made U.S. exports more competitive, and the possibility of higher interest rates. Small-cap companies generally don't benefit from export growth the way large-cap companies do. In addition, smaller companies are often more dependent on borrowed money and could suffer from either expectations of rising interest rates or actual rate increases.

     Consumer staples is a sector that looks interesting to us now precisely because it is one of the most multinational groups in the market and could benefit from the lower dollar. Anywhere you travel globally, you will find the products of U.S. based multinationals -- from cola to razor blades to hamburgers. We think such companies are attractive given the improved export environment.

     Currently, we believe the best market opportunities are in growth stocks that have a high degree of stability to their growth. These stocks have become cheaper relative to the market; yet in any given year, they tend to grow earnings faster than the S&P 500. We have been making a concerted effort to move money into more stable growth stocks and out of companies that require record levels of profitability to justify their current share prices.

     Given the improving global economy, the weak dollar, and large-cap relative underperformance in 2003, we think the environment may be more favorable for large stocks in 2004 and we consider the portfolio well positioned for such a scenario.

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7   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Blue Chip Advantage Fund Class A shares (from 2/1/94 to 1/31/04) as compared to the performance of two widely cited performance indices, Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(mountain chart)
                                             VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                                                   IN AXP BLUE CHIP ADVANTAGE FUND

AXP Blue Chip Advantage
 Fund Class A                 $9,425  $9,410  $13,081  $16,193  $19,467  $24,861 $27,173  $25,722  $20,737  $15,822 $20,759

S&P 500 Index(1)             $10,000 $10,053  $13,939  $17,611  $22,350  $29,612 $32,677  $32,383  $27,146  $20,897 $28,121

Lipper Large-Cap Core
 Funds Index(2)              $10,000  $9,753  $12,999  $15,960  $19,747  $25,689 $28,425  $28,218  $23,542  $18,346 $23,846

                               `94     `95      `96      `97      `98      `99     `00      `01      `02      `03     `04

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


                          Average Annual Total Returns
                 Class A with Sales Charge as of Jan. 31, 2004
1 year                                                               +23.66%
5 years                                                               -4.68%
10 years                                                              +7.58%

            Results for other share classes can be found on page 5.

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8   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Blue Chip Advantage Fund

Jan. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (99.3%)
Issuer                                        Shares              Value(a)

Aerospace & defense (2.6%)
Empresa Brasileira de
   Aeronautica ADR                           114,550(c)          $3,375,789
Lockheed Martin                              303,500             14,756,170
Northrop Grumman                              86,300              8,346,073
United Technologies                          156,500             14,952,010
Total                                                            41,430,042

Banks and savings & loans (3.5%)
Bank of America                              301,000             24,519,460
U.S. Bancorp                                 322,200              9,108,594
Washington Mutual                            125,500              5,559,650
Wells Fargo                                  295,500             16,964,655
Total                                                            56,152,359

Beverages & tobacco (5.3%)
Altria Group                                 473,100             26,299,629
Anheuser-Busch Companies                      73,400              3,722,848
Coca-Cola                                    163,550              8,053,202
PepsiCo                                      980,300             46,328,978
Total                                                            84,404,657

Broker dealers (1.8%)
Merrill Lynch & Co                           234,400             13,780,376
Morgan Stanley                               261,600             15,227,736
Total                                                            29,008,112

Building materials & construction (0.5%)
American Standard                             74,100(b)           7,869,420

Cable (0.7%)
EchoStar Communications Cl A                 134,500(b)           4,909,250
NTL                                           81,500(b)           5,406,710
Total                                                            10,315,960

Cellular telecommunications (0.5%)
Nextel Communications Cl A                   304,800(b)           8,043,672

Chemicals (1.5%)
Dow Chemical                                 289,800             12,157,110
Lyondell Chemical                            652,750             11,188,135
Total                                                            23,345,245

Computer hardware (4.8%)
Cisco Systems                              1,154,500(b)          29,601,380
Dell                                         604,000(b)          20,215,880
Hewlett-Packard                              952,300             22,655,217
NVIDIA                                       160,600(b)           3,573,350
Total                                                            76,045,827

Computer software & services (4.4%)
Affiliated Computer Services Cl A             64,500(b)           3,576,525
BMC Software                                 202,400(b)           4,027,760
Investors Financial Services                  64,600              2,677,024
Microsoft                                  1,674,500             46,299,925
Oracle                                       641,900(b)           8,864,639
VERITAS Software                             125,800(b)           4,133,788
Total                                                            69,579,661

Electronics (4.3%)
Analog Devices                               207,200              9,914,520
Applied Materials                            216,200(b)           4,704,512
Intel                                      1,004,200             30,728,520
Jabil Circuit                                 95,500(b)           2,826,800
KLA-Tencor                                   140,000(b)           7,989,800
STMicroelectronics                           281,900(c)           7,566,196
Taiwan Semiconductor Mfg ADR                 359,300(c)           4,016,974
Total                                                            67,747,322

Energy (5.3%)
ChevronTexaco                                260,700             22,511,445
ConocoPhillips                               222,500             14,658,300
Devon Energy                                 135,600              7,655,976
Exxon Mobil                                  843,400             34,402,286
Newfield Exploration                          89,100(b)           4,204,629
Total                                                            83,432,636

Energy equipment & services (1.3%)
Halliburton                                  287,800              8,677,170
Noble                                        215,200(b)           7,983,920
Weatherford Intl                             103,200(b)           4,161,024
Total                                                            20,822,114

Finance companies (5.1%)
Citigroup                                  1,646,900             81,488,612

See accompanying notes to investments in securities.

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9   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Issuer                                        Shares              Value(a)

Financial services (4.9%)
Capital One Financial                         98,200             $6,980,056
Countrywide Financial                        170,166             14,217,369
Fannie Mae                                   514,200             39,644,820
MBNA                                         620,600             16,731,376
Total                                                            77,573,621

Health care products (16.3%)
Amgen                                        344,700(b)          22,229,703
Baxter Intl                                  393,910             11,482,477
Boston Scientific                            223,600(b)           9,120,644
Forest Laboratories                          250,000(b)          18,622,500
Gilead Sciences                               64,400(b)           3,533,628
Johnson & Johnson                            675,750             36,098,564
Medtronic                                    216,400             10,651,208
Merck & Co                                   173,900              8,277,640
Novartis ADR                                 378,350(c)          17,082,503
Pfizer                                     2,932,800            107,428,463
Teva Pharmaceutical Inds ADR                  65,300(c)           4,087,127
Wyeth                                        182,100              7,456,995
Total                                                           256,071,452

Health care services (6.5%)
AmerisourceBergen                            423,100             23,291,655
Anthem                                       105,500(b)           8,627,790
Cardinal Health                              299,300             19,188,123
Caremark Rx                                  159,800(b)           4,274,650
HCA                                          196,500              8,822,850
McKesson                                   1,289,100             37,873,758
Tenet Healthcare                             128,900(b)           1,598,360
Total                                                           103,677,186

Household products (5.1%)
Colgate-Palmolive                            846,600             43,405,182
Procter & Gamble                             375,400             37,945,432
Total                                                            81,350,614

Insurance (5.1%)
ACE                                          186,100(c)           8,080,462
Allstate                                     397,400             18,065,804
American Intl Group                          289,300             20,091,885
Chubb                                        348,600             24,921,414
Hartford Financial
   Services Group                             97,400              6,266,716
MBIA                                          64,000              4,032,000
Total                                                            81,458,281

Leisure time & entertainment (4.3%)
Mattel                                       914,500             17,293,195
Viacom Cl B                                1,270,700             51,209,210
Total                                                            68,502,405

Machinery (0.8%)
Caterpillar                                  160,300             12,524,239

Media (6.9%)
Cendant                                    2,360,300(b)          53,460,795
Disney (Walt)                              1,318,900             31,653,600
InterActiveCorp                              255,300(b)           8,271,720
Liberty Media Cl A                           718,800(b)           8,366,832
Tribune                                      156,200              7,995,878
Total                                                           109,748,825

Multi-industry (3.9%)
Accenture Cl A                               172,800(b,c)         4,090,176
General Electric                             992,206             33,367,888
ITT Inds                                      52,300              3,898,442
Tyco Intl                                    759,900(c)          20,327,325
Total                                                            61,683,831

Paper & packaging (0.9%)
Avery Dennison                               162,550             10,104,108
Weyerhaeuser                                  60,800              3,736,768
Total                                                            13,840,876

Precious metals (0.7%)
Freeport McMoRan Cooper &
   Gold Cl B                                 289,500             10,670,970

Retail -- general (1.8%)
Best Buy                                     333,500             16,805,065
Wal-Mart Stores                              218,400             11,760,840
Total                                                            28,565,905

Utilities -- electric (0.5%)
Exelon                                        58,900              3,945,122
FirstEnergy                                  108,700              4,078,424
Total                                                             8,023,546

Total common stocks
(Cost: $1,528,896,966)                                       $1,573,377,390

See accompanying notes to investments in securities.

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10   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Short-term securities (0.8%)

Issuer              Annualized                Amount              Value(a)
                   yield on date            payable at
                    of purchase              maturity

U.S. government agency (0.2%)
Federal Natl Mtge Assn Disc Nt
   04-28-04            1.01%               $3,200,000            $3,192,278
Commercial paper (0.6%)
Fleet Funding
   02-06-04            1.09                 2,500,000(d)          2,499,461
Household Finance
   02-02-04            1.02                 7,200,000             7,199,389
Total                                                             9,698,850

Total short-term securities
(Cost: $12,891,236)                                             $12,891,128

Total investments in securities
(Cost: $1,541,788,202)(e)                                    $1,586,268,518

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2004, the value of foreign securities represented 4.3% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $2,499,461 or 0.2% of net assets.

(e) At Jan. 31, 2004, the cost of securities for federal income tax purposes was $1,575,444,685 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 44,948,835
     Unrealized depreciation                                    (34,125,002)
                                                                -----------
     Net unrealized appreciation                               $ 10,823,833
                                                               ------------

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11   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Blue Chip Advantage Fund

Jan. 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $1,541,788,202)                                                                 $ 1,586,268,518
Capital shares receivable                                                                                    77,213
Dividends and accrued interest receivable                                                                 1,766,504
Receivable for investment securities sold                                                                35,588,103
                                                                                                         ----------
Total assets                                                                                          1,623,700,338
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                           129,906
Capital shares payable                                                                                       85,841
Payable for investment securities purchased                                                              38,621,681
Accrued investment management services fee                                                                   20,810
Accrued distribution fee                                                                                     21,941
Accrued service fee                                                                                             271
Accrued transfer agency fee                                                                                   8,514
Accrued administrative services fee                                                                           1,210
Other accrued expenses                                                                                      204,891
                                                                                                            -------
Total liabilities                                                                                        39,095,065
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                  $ 1,584,605,273
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     2,035,639
Additional paid-in capital                                                                            2,545,457,350
Undistributed net investment income                                                                         566,599
Accumulated net realized gain (loss) (Note 7)                                                        (1,007,934,631)
Unrealized appreciation (depreciation) on investments                                                    44,480,316
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                            $ 1,584,605,273
                                                                                                    ===============
Net assets applicable to outstanding shares:                Class A                                 $   913,221,327
                                                            Class B                                 $   567,680,792
                                                            Class C                                 $     4,677,635
                                                            Class Y                                 $    99,025,519
Net asset value per share of outstanding capital stock:     Class A shares         116,142,338      $          7.86
                                                            Class B shares          74,241,206      $          7.65
                                                            Class C shares             613,490      $          7.62
                                                            Class Y shares          12,566,854      $          7.88
                                                                                    ----------      ---------------

See accompanying notes to financial statements.

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12   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Blue Chip Advantage Fund

Year ended Jan. 31, 2004
Investment income
Income:
Dividends                                                                                              $ 26,678,335
Interest                                                                                                    434,830
Fee income from securities lending (Note 3)                                                                  13,004
                                                                                                             ------
Total income                                                                                             27,126,169
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        7,547,131
Distribution fee
   Class A                                                                                                2,192,461
   Class B                                                                                                5,564,674
   Class C                                                                                                   42,586
Transfer agency fee                                                                                       3,558,268
Incremental transfer agency fee
   Class A                                                                                                  214,365
   Class B                                                                                                  229,836
   Class C                                                                                                    2,053
Service fee -- Class Y                                                                                      122,921
Administrative services fees and expenses                                                                   465,352
Compensation of board members                                                                                15,067
Custodian fees                                                                                              105,813
Printing and postage                                                                                        492,299
Registration fees                                                                                            75,509
Audit fees                                                                                                   26,500
Other                                                                                                        34,343
                                                                                                             ------
Total expenses                                                                                           20,689,178
   Earnings credits on cash balances (Note 2)                                                               (19,728)
                                                                                                            -------
Total net expenses                                                                                       20,669,450
                                                                                                         ----------
Investment income (loss) -- net                                                                           6,456,719
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        41,752,414
   Futures contracts                                                                                      7,243,735
   Options contracts written (Note 5)                                                                       616,032
                                                                                                            -------
Net realized gain (loss) on investments                                                                  49,612,181
Net change in unrealized appreciation (depreciation) on investments                                     363,514,410
                                                                                                        -----------
Net gain (loss) on investments                                                                          413,126,591
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $419,583,310
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Blue Chip Advantage Fund

Year ended Jan. 31,                                                              2004                       2003
Operations and distributions
Investment income (loss) -- net                                           $    6,456,719            $     7,276,521
Net realized gain (loss) on investments                                       49,612,181               (324,321,708)
Net change in unrealized appreciation (depreciation) on investments          363,514,410               (288,292,776)
                                                                             -----------               ------------
Net increase (decrease) in net assets resulting from operations              419,583,310               (605,337,963)
                                                                             -----------               ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                  (5,779,812)                (5,062,662)
     Class B                                                                    (171,405)                        --
     Class C                                                                      (1,158)                        --
     Class Y                                                                  (1,044,739)                (1,215,387)
                                                                              ----------                 ----------
Total distributions                                                           (6,997,114)                (6,278,049)
                                                                              ----------                 ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                    76,906,611                182,752,085
   Class B shares                                                             28,269,314                 47,803,193
   Class C shares                                                                809,934                  1,661,370
   Class Y shares                                                             35,629,604                 58,125,349
Reinvestment of distributions at net asset value
   Class A shares                                                              5,636,195                  4,932,119
   Class B shares                                                                168,919                         --
   Class C shares                                                                  1,121                         --
   Class Y shares                                                              1,044,739                  1,215,387
Payments for redemptions
   Class A shares                                                           (252,077,109)              (541,090,333)
   Class B shares (Note 2)                                                  (175,937,521)              (301,061,281)
   Class C shares (Note 2)                                                    (1,298,049)                (1,655,252)
   Class Y shares                                                            (94,981,459)              (169,455,492)
                                                                             -----------               ------------
Increase (decrease) in net assets from capital share transactions           (375,827,701)              (716,772,855)
                                                                            ------------               ------------
Total increase (decrease) in net assets                                       36,758,495             (1,328,388,867)
Net assets at beginning of year                                            1,547,846,778              2,876,235,645
                                                                           -------------              -------------
Net assets at end of year                                                 $1,584,605,273            $ 1,547,846,778
                                                                          ==============            ===============
Undistributed net investment income                                       $      566,599            $     1,222,525
                                                                          --------------            ---------------

See accompanying notes to financial statements.

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14   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Blue Chip Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write call options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option and the cost of a security for a purchased call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy financial futures contracts and also may buy call options on these futures contracts. Risks of entering into futures contracts include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $115,531 and accumulated net realized loss has been decreased by $115,531.

--------------------------------------------------------------------------------
16   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Jan. 31,                              2004                2003

Class A
Distributions paid from:
   Ordinary income                            $5,779,812          $5,062,662
   Long-term capital gain                             --                  --

Class B
Distributions paid from:
   Ordinary income                               171,405                  --
   Long-term capital gain                             --                  --

Class C
Distributions paid from:
   Ordinary income                                 1,158                  --
   Long-term capital gain                             --                  --

Class Y
Distributions paid from:
   Ordinary income                             1,044,739           1,215,387
   Long-term capital gain                             --                  --

As of Jan. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $     566,599
Accumulated long-term gain (loss)                              $(974,278,148)
Unrealized appreciation (depreciation)                         $  10,823,833

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.35% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $57,205 for the year ended Jan. 31, 2004.

--------------------------------------------------------------------------------
17   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Funds liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,030,050 for Class A, $486,073 for Class B and $1,290 for Class C for the year ended Jan. 31, 2004.

During the year ended Jan. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $19,728 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
18   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,269,009,166 and $2,626,331,581, respectively, for the year ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $36,538 for the year ended Jan. 31, 2004.

Income from securities lending amounted to $13,004 for the year ended Jan. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Jan. 31, 2004
                                              Class A           Class B          Class C           Class Y
Sold                                       11,178,891         4,261,937          120,573         5,222,827
Issued for reinvested distributions           813,906            26,946              178           150,891
Redeemed                                  (37,065,033)      (26,677,573)        (197,922)      (13,406,511)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                   (25,072,236)      (22,388,690)         (77,171)       (8,032,793)
                                          -----------       -----------          -------        ----------

                                                                Year ended Jan. 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       24,860,224         7,033,264          245,508         8,374,682
Issued for reinvested distributions           732,455                --               --           178,866
Redeemed                                  (77,333,074)      (45,318,877)        (249,971)      (24,560,966)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                   (51,740,395)      (38,285,613)          (4,463)      (16,007,418)
                                          -----------       -----------           ------       -----------

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                              Year ended Jan. 31, 2004
                                                        Calls
                                            Contracts          Premiums
Balance Jan. 31, 2003                              --       $        --
Opened                                         22,743         1,389,325
Closed                                        (22,743)       (1,389,325)
                                              -------        ----------
Balance Jan. 31, 2004                              --       $        --
                                              -------       -----------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
19   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Jan. 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $974,278,148 as of Jan. 31, 2004, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. SUBSEQUENT EVENT

Shareholders will be asked to approve a merger of the Fund into AXP Large Cap Equity Fund at a shareholder meeting on June 9, 2004. This approval is not guaranteed. If shareholder approval is obtained, no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund.

--------------------------------------------------------------------------------
20   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                               2004      2003       2002       2001       2000
Net asset value, beginning of period                                       $6.03    $ 7.94     $ 9.92     $11.80     $11.88
Income from investment operations:
Net investment income (loss)                                                 .04       .04        .03        .05        .03
Net gains (losses) (both realized and unrealized)                           1.84     (1.92)     (1.95)      (.76)      1.11
Total from investment operations                                            1.88     (1.88)     (1.92)      (.71)      1.14
Less distributions:
Dividends from net investment income                                        (.05)     (.03)      (.04)      (.04)      (.03)
Distributions from realized gains                                             --        --       (.02)     (1.13)     (1.19)
Total distributions                                                         (.05)     (.03)      (.06)     (1.17)     (1.22)
Net asset value, end of period                                             $7.86    $ 6.03     $ 7.94     $ 9.92     $11.80

Ratios/supplemental data
Net assets, end of period (in millions)                                     $913      $852     $1,533     $2,247     $2,455
Ratio of expenses to average daily net assets(c)                           1.06%     1.00%       .89%       .85%       .83%
Ratio of net investment income (loss) to average daily net assets           .67%      .61%       .54%       .50%       .40%
Portfolio turnover rate (excluding short-term securities)                   149%      104%       135%       140%        81%
Total return(e)                                                           31.20%   (23.70%)   (19.38%)    (5.34%)     9.30%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                2004      2003       2002       2001       2000
Net asset value, beginning of period                                       $5.87    $ 7.76     $ 9.72     $11.63     $11.79
Income from investment operations:
Net gains (losses) (both realized and unrealized)                           1.78     (1.89)     (1.94)      (.78)      1.03
Less distributions:
Distributions from realized gains                                             --        --       (.02)     (1.13)     (1.19)
Net asset value, end of period                                             $7.65    $ 5.87     $ 7.76     $ 9.72     $11.63

Ratios/supplemental data
Net assets, end of period (in millions)                                     $568      $568     $1,047     $1,530     $1,588
Ratio of expenses to average daily net assets(c)                           1.83%     1.77%      1.65%      1.60%      1.59%
Ratio of net investment income (loss) to average daily net assets          (.09%)    (.16%)     (.22%)     (.25%)     (.36%)
Portfolio turnover rate (excluding short-term securities)                   149%      104%       135%       140%        81%
Total return(e)                                                           30.36%   (24.36%)   (19.98%)    (6.01%)     8.45%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                2004      2003       2002      2001(b)
Net asset value, beginning of period                                       $5.86    $ 7.74     $ 9.70     $11.99
Income from investment operations:
Net investment income (loss)                                                  --        --         --        .03
Net gains (losses) (both realized and unrealized)                           1.76     (1.88)     (1.94)     (1.16)
Total from investment operations                                            1.76     (1.88)     (1.94)     (1.13)
Less distributions:
Dividends from net investment income                                          --        --         --       (.03)
Distributions from realized gains                                             --        --       (.02)     (1.13)
Total distributions                                                           --        --       (.02)     (1.16)
Net asset value, end of period                                             $7.62    $ 5.86     $ 7.74     $ 9.70

Ratios/supplemental data
Net assets, end of period (in millions)                                       $5        $4         $5         $4
Ratio of expenses to average daily net assets(c)                           1.84%     1.79%      1.67%      1.60%(d)
Ratio of net investment income (loss) to average daily net assets          (.10%)    (.16%)     (.26%)      .04%(d)
Portfolio turnover rate (excluding short-term securities)                   149%      104%       135%       140%
Total return(e)                                                           30.07%   (24.29%)   (19.98%)    (8.79%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                2004      2003       2002       2001       2000
Net asset value, beginning of period                                       $6.04    $ 7.96     $ 9.94     $11.81     $11.89
Income from investment operations:
Net investment income (loss)                                                 .05       .05        .04        .06        .04
Net gains (losses) (both realized and unrealized)                           1.85     (1.93)     (1.95)      (.75)      1.11
Total from investment operations                                            1.90     (1.88)     (1.91)      (.69)      1.15
Less distributions:
Dividends from net investment income                                        (.06)     (.04)      (.05)      (.05)      (.04)
Distributions from realized gains                                             --        --       (.02)     (1.13)     (1.19)
Total distributions                                                         (.06)     (.04)      (.07)     (1.18)     (1.23)
Net asset value, end of period                                             $7.88    $ 6.04     $ 7.96     $ 9.94     $11.81

Ratios/supplemental data
Net assets, end of period (in millions)                                      $99      $124       $291       $362       $369
Ratio of expenses to average daily net assets(c)                            .89%      .82%       .72%       .68%       .69%
Ratio of net investment income (loss) to average daily net assets           .86%      .76%       .70%       .67%       .54%
Portfolio turnover rate (excluding short-term securities)                   149%      104%       135%       140%        81%
Total return(e)                                                           31.53%   (23.63%)   (19.23%)    (5.16%)     9.44%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Blue Chip Advantage Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2004, and the financial highlights for each of the years in the five-year period ended January 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Blue Chip Advantage Fund as of January 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 22, 2004

--------------------------------------------------------------------------------
25   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Blue Chip Advantage Fund
Fiscal year ended Jan. 31, 2004

Class A
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals                             100%
   Dividends Received Deduction for corporations                         100%

Payable date                                                        Per share
March 21, 2003                                                       $0.01317
June 20, 2003                                                         0.01274
Sept. 19, 2003                                                        0.00751
Dec. 19, 2003                                                         0.01206
Total distributions                                                  $0.04548

Class B
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals                             100%
   Dividends Received Deduction for corporations                         100%

Payable date                                                        Per share
March 21, 2003                                                       $0.00139
June 20, 2003                                                         0.00050
Total distributions                                                  $0.00189

--------------------------------------------------------------------------------
26   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Class C
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals                             100%
   Dividends Received Deduction for corporations                         100%

Payable date                                                        Per share
March 21, 2003                                                       $0.00114
June 20, 2003                                                         0.00065
Total distributions                                                  $0.00179

Class Y
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals                             100%
   Dividends Received Deduction for corporations                         100%

Payable date                                                        Per share
March 21, 2003                                                       $0.01601
June 20, 2003                                                         0.01568
Sept. 19, 2003                                                        0.00994
Dec. 19, 2003                                                         0.01529
Total distributions                                                  $0.05692

--------------------------------------------------------------------------------
27   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 94 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- -------------------------------
Arne H. Carlson                      Board member         Chair, Board Services
901 S. Marquette Ave.                since 1999           Corporation (provides
Minneapolis, MN 55402                                     administrative services to
Age 69                                                    boards). Former Governor  of
                                                          Minnesota
------------------------------------ -------------------- ---------------------------------- -------------------------------
Philip J. Carroll, Jr.               Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                since 2002           Corporation (engineering and       Materials Company, Inc.
Minneapolis, MN 55402                                     construction) since 1998           (construction
Age 66                                                                                       materials/chemicals)
------------------------------------ -------------------- ---------------------------------- -------------------------------
Livio D. DeSimone                    Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East               since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                                Minnesota Mining and               processors), General Mills,
St. Paul, MN 55101-4901                                   Manufacturing (3M)                 Inc. (consumer foods), Vulcan
Age 69                                                                                       Materials Company
                                                                                             (construction materials/
                                                                                             chemicals), Milliken & Company
                                                                                             (textiles and chemicals),
                                                                                             and Nexia Biotechnologies, Inc.
------------------------------------ -------------------- ---------------------------------- -------------------------------
Heinz F. Hutter*                     Board member         Retired President and Chief
901 S. Marquette Ave.                since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                     Incorporated (commodity
Age 74                                                    merchants and processors)
------------------------------------ -------------------- ---------------------------------- -------------------------------
Anne P. Jones                        Board member         Attorney and Consultant
901 S. Marquette Ave.                since 1985
Minneapolis, MN 55402
Age 69
------------------------------------ -------------------- ---------------------------------- -------------------------------
Stephen R. Lewis, Jr.**              Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                        systems)
Age 65
------------------------------------ -------------------- ---------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
28   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- ------------------------------
Alan G. Quasha                       Board member         President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.                since 2002           Inc. (management of private        Richemont AG (luxury goods),
Minneapolis, MN 55402                                     equities)                          Harken Energy Corporation
Age 54                                                                                       (oil and gas exploration)
                                                                                             and SIRIT Inc. (radio
                                                                                             frequency identification
                                                                                             technology)
------------------------------------ -------------------- ---------------------------------- ------------------------------
Alan K. Simpson                      Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                   since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 72
------------------------------------ -------------------- ---------------------------------- ------------------------------
Alison Taunton-Rigby                 Board member since   President, Forester Biotech
901 S. Marquette Ave.                2002                 since 2000. Former President and
Minneapolis, MN 55402                                     CEO, Aquila Biopharmaceuticals,
Age 59                                                    Inc.
------------------------------------ -------------------- ---------------------------------- ------------------------------

Board Members Affiliated with AEFC***

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- ------------------------------
Barbara H. Fraser                    Board member since   Executive Vice President - Chief
1546 AXP Financial Center            2002                 Marketing Officer, AEFC, since
Minneapolis, MN 55474                                     2003. Executive Vice President
Age 54                                                    -  AEFA Products and Corporate
                                                          Marketing, AEFC, 2002-2003.
                                                          President - Travelers Check
                                                          Group, American Express
                                                          Company,  2001-2002. Management
                                                          Consultant, Reuters, 2000-2001.
                                                          Managing Director -
                                                          International Investments,
                                                          Citibank Global,  1999-2000.
------------------------------------ -------------------- ---------------------------------- ------------------------------
Stephen W. Roszell                   Board member since   Senior Vice President -
50238 AXP Financial Center           2002, Vice           Institutional Group of AEFC
Minneapolis, MN 55474                President  since
Age 55                               2002
------------------------------------ -------------------- ---------------------------------- ------------------------------
William F. Truscott                  Board member         Senior Vice President - Chief
53600 AXP Financial Center           since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474                President  since     2001. Former Chief Investment
Age 43                               2002                 Officer and Managing Director,
                                                          Zurich Scudder Investments
------------------------------------ -------------------- ---------------------------------- ------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
29   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- ------------------------------
Jeffrey P. Fox                       Treasurer since      Vice President - Investment
50005 AXP Financial Center           2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                     Vice President - Finance,
Age 48                                                    American Express Company,
                                                          2000-2002;  Vice President -
                                                          Corporate Controller, AEFC,
                                                          1996-2000
------------------------------------ -------------------- ---------------------------------- ------------------------------
Paula R. Meyer                       President since      Senior Vice President and
596 AXP Financial Center             2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice President
Age 50                                                    and Managing Director - American
                                                          Express Funds, AEFC, 2000-2002;
                                                          Vice President, AEFC,  1998-2000
------------------------------------ -------------------- ---------------------------------- ------------------------------
Leslie L. Ogg                        Vice President,      President of Board Services
901 S. Marquette Ave.                General Counsel,     Corporation
Minneapolis, MN 55402                and Secretary
Age 65                               since 1978
------------------------------------ -------------------- ---------------------------------- ------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
30   --   AXP BLUE CHIP ADVANTAGE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Small Company
          Index
              Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP Small Company Index Fund seeks to provide shareholders with long-term capital appreciation.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                3

Questions & Answers
   with Portfolio Management                                 4

The Fund's Long-term Performance                             8

Investments in Securities                                    9

Financial Statements                                        18

Notes to Financial Statements                               21

Independent Auditors' Report                                28

Board Members and Officers                                  29

Proxy Voting                                                31

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                          David Factor
Since                                                              9/01
Years in industry                                                     7

FUND OBJECTIVE

For investors seeking long-term capital appreciation.

Inception dates
A: 8/19/96      B: 8/19/96      Y: 8/19/96

Ticker symbols
A: ISIAX        B: ISIBX        Y: ISCYX

Total net assets                                         $1.289 billion

Number of holdings                                                  607

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                      LARGE
                      MEDIUM
         X            SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 18.7%
Technology 17.2%
Industrials 14.2%
Financials 13.9%
Health care 13.0%
Materials 7.6%
Energy 5.4%
Utilities 3.5%
Consumer staples 2.7%
Short-term securities 2.5%
Telecommunications 1.3%

TOP TEN HOLDINGS

Percentage of portfolio assets

Harman Intl Inds (Multi-industry)                                 1.0%
Mid Atlantic Medical Services (Health care services)              0.7
NVR (Home building)                                               0.7
Cephalon (Health care products)                                   0.7
Newfield Exploration (Energy)                                     0.6
NBTY (Retail -- general)                                          0.5
Alliant Techsystems (Aerospace & defense)                         0.5
Renal Care Group (Health care services)                           0.5
Jefferies Group (Financial services)                              0.4
Oshkosh Truck (Machinery)                                         0.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies may also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager David Factor discusses AXP Small Company Index Fund's results and positioning for the past fiscal year.

Q: How did the AXP Small Company Index Fund perform for the 12-month period ended Jan. 31, 2004?

A: AXP Small Company Index Fund's Class A shares gained 46.89%, excluding sales charge, for the period. In comparison, the unmanaged S&P SmallCap 600 Index rose 47.86%. The Fund underperformed the Lipper Small-Cap Core Funds Index, representing the Fund's peer group, which increased 49.75% for the period.

Q:   What factors most significantly affected performance?

A: Over the past year, the performance of small company stocks improved dramatically. At the start of this reporting period, Feb. 1, 2003, the likelihood of war with Iraq grew. The uncertainty surrounding the war, as well as other geopolitical concerns, further slowed economic activity. As the uncertainty heightened, many equity investors looked for a less volatile place for their assets, moving stocks into cash or fixed income investments. This shifting of assets hurt the equity market, and profoundly hurt small-cap stocks because of the inherent liquidity issues associated with many small companies. Some of the geopolitical uncertainties lifted in March, when the U.S. and its allies toppled
     Saddam Hussein's regime. The victory occurred more quickly than was anticipated, and this helped generate a dramatic rally in markets throughout the world. After three years of brutal bear market conditions for stocks, investors saw the proverbial light at the end of the tunnel. Investors fueled this rally with their renewed optimism and their dollars.

(bar chart)

                        PERFORMANCE COMPARISON
                   For the year ended Jan. 31, 2004
50%           (bar 1)            (bar 2)           (bar 3)
              +46.89%            +47.86%           +49.75%
40%

30%

20%

10%

 0%

(bar 1) AXP Small Company Index Fund Class A (excluding sales charge) (bar 2) S&P SmallCap 600 Index Fund (unmanaged)
(bar 3)  Lipper Small-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Sector performance among the major sectors for the S&P SmallCap 600 Index was positive, with the best sector performance in information technology, consumer discretionary and financials. (end callout quote)

     Historically, small-cap stocks tend to benefit significantly when the economy comes out of a downturn. As the economy continued to show improvement, the broader equity markets continued to improve, as well. Small-cap stocks led the way in this long-awaited market rally. The 12-month returns for the S&P SmallCap 600 Index are especially dramatic between fiscal year-ends 2002 and 2003. Last year, on Jan. 31, 2003, the S&P SmallCap 600 Index had a 12-month return of -18.28%. One year later, the 12-month return was 47.86%.

AVERAGE ANNUAL TOTAL RETURNS

                                   Class A                   Class B                     Class Y
(Inception dates)                 (8/19/96)                 (8/19/96)                   (8/19/96)
                              NAV(1)   POP(2)          NAV(1)    After CDSC(3)    NAV(4)      POP(4)
as of Jan. 31, 2004
1 year                       +46.89%  +38.43%         +45.77%      +41.77%       +47.01%     +47.01%
5 years                       +9.52%   +8.23%          +8.68%       +8.53%        +9.68%      +9.68%
Since inception              +10.07%   +9.19%          +9.22%       +9.22%       +10.20%     +10.20%

as of Dec. 31, 2003
1 year                       +37.71%  +29.80%         +36.78%      +32.78%       +37.92%     +37.92%
5 years                       +8.61%   +7.33%          +7.77%       +7.63%        +8.77%      +8.77%
Since inception               +9.77%   +8.89%          +8.93%       +8.93%        +9.91%      +9.91%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Questions & Answers

     Sector performance among the major sectors for the S&P SmallCap 600 Index was positive, with the best sector performance in information technology, consumer discretionary and financials. Within the financials sector, diversified financials, which includes banks, insurance and real estate companies, was the best performer. The weakest sector was telecommunications, which nonetheless rose modestly. Wireless telecommunications services demonstrated the poorest performance within that sector.

     Several individual stocks contributed significantly to the performance of the S&P SmallCap 600 Index over the 12-month period. MGI Pharma is in the health care sector. The company acquires, develops and markets pharmaceutical products that address the special needs of cancer patients. Another top performer was Carreker, an information technology company that provides integrated consulting and software solutions to banks. Fremont General, within the financials sector, was another high performing stock. Fremont General, through its subsidiaries, provides financial services that include commercial real estate lending.

     At the other end of the performance spectrum, three companies stood out for the period. Pinnacle Systems in the information technology sector, manufactures and markets video post-production tools for real-time video processing. Orthodontic Centers of America (OCA), in the health care sector, was another poor performer. OCA provides business services to orthodontic and pediatric dental practices. Finally, SurModics, another health care company, licenses its patented photoactivated coating process to medical device manufacturers.

Q:   What changes were made to the Fund?

A: The Fund attempts to replicate the composition of the S&P SmallCap 600 Index. We make changes to the Fund only when the index changes. This past fiscal year the Fund had a low turnover rate of approximately 10%. There were more than 40 stocks that were added or removed from our benchmark over the 12-month period.

--------------------------------------------------------------------------------
6   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Questions & Answers

     There are several reasons why stocks are added to the index. Some stocks are added when they gain sufficient size. Generally they do not come from other indices. Companies that were added during this annual period include Gold Bancorp, Jo-Ann Stores, Guitar Center and WebEx Communications. Papa John's Intl, formerly an S&P MidCap 400 company, was switched over into this index.

     Stocks can be removed for several reasons, the most common being that the stock's market cap grows and becomes too high, or the company is involved in a merger. Some of these stocks also move to the S&P MidCap 400 Index, which represents mid-size companies.

Q:   How are you positioning the Fund for the months ahead?

A: The Fund will always attempt to stay fully invested in the stocks that comprise the S&P SmallCap 600 Index, as we strive to mirror the performance of the index. The S&P Indices are dynamic and are repositioned each quarter. We align the Fund with the index on that timetable as well.

     Current market conditions show that U.S. economic growth is solid. The consumer, who kept the U.S. economy afloat while businesses reduced capital spending and payrolls between 2000 and 2002, is now spending with renewed confidence, even as some pundits criticize the level of job growth. Economists expect business spending to grow 8% to 9% in 2004. This bodes well for small company stocks, in our view.

--------------------------------------------------------------------------------
7   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Small Company Index Fund Class A shares (from 9/1/96 to 1/31/04) as compared to the performance of two widely cited performance indices, the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(mountain chart)

                                          VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                                               IN AXP SMALL COMPANY INDEX FUND
AXP Small Company Index Fund Class A     $9,425  $10,447   $12,432   $12,221   $13,372   $15,884   $16,199   $13,111  $19,259
S&P SmallCap 600 Index(1)               $10,000  $11,215   $13,584   $13,501   $14,893   $17,919   $18,458   $15,084  $22,303
Lipper Small-Cap Core Funds Index(2)    $10,000  $11,022   $12,986   $12,604   $14,969   $16,901   $17,273   $13,706  $20,525

                                         9/1/96    1/97      1/98      1/99      1/00      1/01      1/02      1/03     1/04

(1) S&P SmallCap 600 Index, an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of Jan. 31, 2004
1 year                                                               +38.43%
5 years                                                               +8.23%
Since inception                                                       +9.19

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Small Company Index Fund

Jan. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (99.3%)
Issuer                                         Shares                Value(a)

Aerospace & defense (1.5%)
AAR                                            89,615(b)           $1,196,360
Alliant Techsystems                           108,668(b)            6,085,407
Armor Holdings                                 79,280(b)            2,165,930
Curtiss-Wright                                 58,270               2,660,026
DRS Technologies                               75,415(b)            2,165,165
EDO                                            55,545               1,327,526
Esterline Technologies                         59,175(b)            1,642,106
Kaman Cl A                                     63,624                 839,837
Teledyne Technologies                          90,684(b)            1,745,667
Total                                                              19,828,024

Airlines (0.5%)
Atlantic Coast Airlines Holdings              127,558(b)            1,085,519
Frontier Airlines                              99,023(b)              976,367
Mesa Air Group                                 88,618(b)              966,822
SkyWest                                       162,768               3,144,678
Total                                                               6,173,386

Automotive & related (1.3%)
Barnes Group                                   64,037               2,000,516
Central Parking                               101,567               2,031,340
GenCorp                                       123,778               1,312,047
Intermet                                       72,043                 389,032
Midas                                          42,821(b)              678,713
Myers Inds                                     84,835               1,060,438
Smith (AO)                                     82,159               2,564,182
Standard Motor Products                        55,505                 772,630
TBC                                            61,353(b)            1,656,531
Tower Automotive                              158,428(b)              960,074
Winnebago Inds                                 47,618               3,321,831
Total                                                              16,747,334

Banks and savings & loans (8.2%)
Anchor BanCorp Wisconsin                       65,104               1,718,746
BankUnited Financial Cl A                      83,290(b)            2,299,637
Boston Private Financial Holdings              68,564               1,767,580
Brookline Bancorp                             165,505               2,628,219
Chittenden                                    102,819               3,357,040
Commercial Federal                            118,633               3,290,879
Community First Bankshares                    105,593               2,931,262
Dime Community Bancshares                      72,035               2,193,466
Downey Financial                               78,590               4,041,884
East West Bancorp                              68,338               3,574,077
First BanCorp                                 112,568               4,554,501
First Midwest Bancorp                         131,042               4,330,938
First Republic Bank                            40,907               1,566,738
FirstFed Financial                             47,864(b)            2,046,665
Flagstar Bancorp                              170,090               3,942,686
Gold Bancorp                                  110,995               1,529,511
Hudson United Bancorp                         126,063               4,782,830
MAF Bancorp                                    92,819               3,995,858
New Century Financial                          99,100               4,559,591
Provident Bankshares                           69,002               2,121,121
Republic Bancorp                              178,733               2,418,257
Riggs Natl                                     80,540               1,236,289
Seacoast Financial Services                    72,415               2,502,662
South Financial Group                         166,009               4,928,808
Southwest Bancorp of Texas                     96,220               3,614,985
Staten Island Bancorp                         165,337               3,888,726
Sterling Bancshares                           124,925               1,559,064
Susquehanna Bancshares                        112,055               2,833,871
TrustCo Bank NY                               209,482               2,825,912
UCBH Holdings                                 126,694               5,050,024
Umpqua Holdings                                79,875               1,621,463
United Bankshares                             123,732               3,726,808
Waypoint Financial                             94,716               2,195,517
Whitney Holding                               113,646               4,581,070
Wintrust Financial                             55,450               2,596,169
Total                                                             106,812,854

Beverages & tobacco (0.2%)
DIMON                                         126,765                 903,834
Schweitzer-Mauduit Intl                        41,566               1,325,956
Total                                                               2,229,790

Broker dealers (0.2%)
Piper Jaffray                                  54,265(b)            2,547,742

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares                Value(a)

Building materials & construction (3.3%)
Apogee Enterprises                             77,424                $908,184
Building Materials Holding                     37,491                 575,112
Butler Mfg                                     17,813                 404,889
ElkCorp                                        55,198               1,584,183
Florida Rock Inds                             121,050               5,005,418
Griffon                                        83,153(b)            1,812,735
Hughes Supply                                  83,226               4,115,526
Insituform Technologies Cl A                   74,445(b)            1,197,820
Interface                                     144,480(b)            1,116,830
M.D.C. Holdings                                82,768               5,185,415
Ryland Group                                   69,560               5,303,949
Simpson Mfg                                    69,498(b)            3,437,371
Standard Pacific                               92,357               4,313,072
Texas Inds                                     59,327               2,071,106
Tredegar                                      107,314               1,680,537
Universal Forest Products                      50,054               1,526,647
Watts Water Technologies Cl A                  88,888               1,973,314
Total                                                              42,212,108

Chemicals (1.9%)
Arch Chemicals                                 63,257               1,568,774
Cambrex                                        72,565               2,012,227
Fuller (HB)                                    79,970               2,239,160
Georgia Gulf                                   91,458               2,367,847
MacDermid                                      85,202               2,921,576
OM Group                                       79,790(b)            2,565,248
Omnova Solutions                              112,484(b)              611,913
Penford                                        24,303                 334,166
PolyOne                                       258,142(b)            1,732,133
Quaker Chemical                                26,953                 701,317
Roto-Rooter                                    27,795               1,753,309
Schulman (A)                                   84,445               1,469,343
TETRA Technologies                             61,638(b)            1,480,545
WD-40                                          47,353               1,444,267
Wellman                                        89,733                 711,583
Total                                                              23,913,408

Computer hardware (2.1%)
Adaptec                                       306,162(b)            2,868,738
Agilysys                                       90,372               1,195,622
Artesyn Technologies                          108,984(b)            1,157,410
Black Box                                      50,503               2,627,671
Engineered Support Systems                     69,037               3,444,255
Hutchinson Technology                          73,007(b)            2,155,897
Insight Enterprises                           131,028(b)            2,602,216
Intermagnetics General                         47,030(b)            1,181,394
Kronos                                         85,156(b)            3,309,162
Mercury Computer Systems                       59,189(b)            1,747,851
Phoenix Technologies                           68,315(b)              461,126
RadiSys                                        50,981(b)            1,179,191
Rainbow Technologies                           75,452(b)            1,101,599
Standard Register                              80,079               1,473,454
Total                                                              26,505,586

Computer software & services (6.9%)
American Management Systems                   119,290(b)            1,976,635
ANSYS                                          42,830(b)            1,625,399
Avid Technology                                86,455(b)            4,093,644
BARRA                                          54,698               1,746,507
Brooktrout                                     35,033(b)              575,242
CACI Intl Cl A                                 81,386(b)            3,599,703
Carreker                                       64,348(b)              962,646
Ciber                                         179,544(b)            1,662,577
Concord Communications                         50,580(b)              891,220
Dendrite Intl                                 114,325(b)            1,942,382
eFunds                                        132,500(b)            2,301,525
EPIQ Systems                                   50,025(b)              984,492
FactSet Research Systems                       95,142               3,620,153
FileNET                                       105,684(b)            3,096,541
Global Payments                               105,092               4,886,779
Hyperion Solutions                            112,831(b)            3,878,001
Inter-Tel                                      70,882               2,002,417
j2 Global Communications                       64,900(b)            1,493,998
JDA Software Group                             81,580(b)            1,267,753
Manhattan Associates                           84,262(b)            2,367,762
ManTech Intl Cl A                              90,195(b)            1,930,173
MapInfo                                        43,286(b)              519,432
MAXIMUS                                        58,782(b)            2,263,107
MemberWorks                                    30,553(b)            1,123,434
MICROS Systems                                 51,061(b)            2,288,043
Midway Games                                  157,325(b)              671,778
MRO Software                                   69,050(b)            1,146,230
NDCHealth                                      99,043               2,794,993
Netegrity                                      97,726(b)              972,374
NYFIX                                          89,434(b)              626,038
PC-Tel                                         57,795(b)              673,312
Pegasus Solutions                              70,392(b)              770,792
Pinnacle Systems                              186,720(b)            1,491,893
Planar Systems                                 40,235(b)              677,960
PRG-Schultz Intl                              173,281(b)              771,100
Progress Software                              98,140(b)            2,189,503
QRS                                            44,775(b)              423,572
Radiant Systems                                78,055(b)              636,148
Roxio                                          92,273(b)              416,151

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Computer software & services (cont.)
SCM Microsystems                               42,985(b)             $379,558
SERENA Software                               110,450(b)            2,555,813
SPSS                                           48,928(b)            1,032,381
Systems & Computer Technology                  95,143(b)            1,565,102
Take-Two Interactive Software                 123,879(b)            3,592,491
TALX                                           38,170                 866,459
THQ                                           107,489(b)            1,795,066
Verity                                        105,666(b)            1,689,599
Watson Wyatt & Co Holdings                     93,560(b)            2,137,846
WebEx Communications                          120,245(b)            2,350,790
Websense                                       62,960(b)            2,071,384
Zix                                            78,627(b)            1,187,268
Total                                                              88,585,166

Electronics (8.5%)
Actel                                          71,347(b)            1,827,197
Advanced Energy Inds                           90,988(b)            2,039,041
Aeroflex                                      187,054(b)            2,753,435
Alliance Semiconductor                         98,894(b)              802,030
Analogic                                       37,979               1,621,703
ATMI                                           87,117(b)            2,310,343
Audiovox Cl A                                  64,707(b)              919,486
Axcelis Technologies                          278,398(b)            3,532,871
BEI Technologies                               41,502                 873,617
Bel Fuse Cl B                                  31,350               1,132,362
Belden                                         71,598               1,439,120
Bell Microproducts                             74,739(b)              710,021
Benchmark Electronics                         114,419(b)            4,022,972
Brooks Automation                             121,848(b)            3,046,200
Brush Engineered Materials                     46,610(b)              789,107
C&D Technologies                               71,768               1,459,043
Cable Design Technologies                     117,390(b)            1,175,074
Cognex                                        123,217               3,949,105
Cohu                                           59,891               1,216,386
CTS                                           100,836               1,394,562
Cubic                                          75,190               1,644,405
Cymer                                         101,488(b)            4,466,487
Dionex                                         59,420(b)            3,181,941
DSP Group                                      80,665(b)            2,134,396
DuPont Photomasks                              51,018(b)            1,195,352
Electro Scientific Inds                        78,579(b)            2,019,480
ESS Technology                                109,346(b)            1,809,676
Exar                                          114,377(b)            2,312,703
Gerber Scientific                              62,480(b)              494,217
Helix Technology                               73,438               1,763,246
InVision Technologies                          47,600(b)            1,758,820
Itron                                          57,835(b)            1,194,871
Kopin                                         196,130(b)            1,412,136
Kulicke & Soffa Inds                          140,729(b)            2,057,458
MagneTek                                       80,046(b)              524,301
Methode Electronics Cl A                      100,461               1,263,799
Microsemi                                      81,539(b)            2,482,863
Moog Cl A                                      48,480(b)            2,544,230
Park Electrochemical                           55,610               1,495,909
Paxar                                         110,077(b)            1,544,380
Pericom Semiconductor                          72,899(b)              893,013
Photon Dynamics                                45,479(b)            1,741,391
Photronics                                     90,960(b)            1,768,262
Power Integrations                             84,803(b)            2,509,321
Rogers                                         45,522(b)            2,119,049
Rudolph Technologies                           46,278(b)            1,209,707
SBS Technologies                               42,393(b)              674,049
Skyworks Solutions                            418,088(b)            4,469,361
Standard Microsystems                          50,797(b)            1,649,887
Supertex                                       35,975(b)              711,586
Technitrol                                    113,156(b)            2,127,333
Three-Five Systems                             59,991(b)              300,555
Trimble Navigation                             93,002(b)            3,455,024
Triumph Group                                  44,591(b)            1,580,751
Ultratech                                      65,978(b)            1,917,321
Varian Semiconductor
   Equipment Associates                       100,672(b)            4,906,752
Veeco Instruments                              82,406(b)            2,480,421
Vicor                                         117,798(b)            1,413,576
X-Rite                                         57,817                 784,577
Total                                                             111,026,281

Energy (2.9%)
Brown (Tom)                                   128,282(b)            3,989,570
Cabot Oil & Gas Cl A                           91,417               2,788,219
Frontier Oil                                   73,605               1,309,433
Massey Energy                                 211,990               4,239,799
Newfield Exploration                          157,611(b)            7,437,662
Nuevo Energy                                   54,918(b)            1,452,581
NUI                                            45,081                 779,000
Patina Oil & Gas                               96,001               4,209,644
Plains Resources                               66,410(b)            1,079,163
Remington Oil & Gas                            75,648(b)            1,426,721
St. Mary Land & Exploration                    79,205               2,273,184
Stone Energy                                   74,248(b)            3,127,326
Swift Energy                                   77,225(b)            1,288,113
Vintage Petroleum                             180,821               2,263,879
Total                                                              37,664,294

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares                  Value(a)

Energy equipment & services (2.6%)
Atwood Oceanics                                38,952(b)           $1,288,922
Cal Dive Intl                                 106,161(b)            2,439,580
CARBO Ceramics                                 43,882               2,367,434
Cimarex Energy                                117,162(b)            3,090,734
Dril-Quip                                      48,657(b)              919,617
Evergreen Resources                           120,109(b)            3,884,324
Hydril                                         64,165(b)            1,600,275
Input/Output                                  144,191(b)              793,051
Lone Star Technologies                         80,569(b)            1,324,554
Oceaneering Intl                               68,384(b)            2,130,162
Offshore Logistics                             63,359(b)            1,352,715
Prima Energy                                   36,332(b)            1,235,288
SEACOR SMIT                                    52,583(b)            2,173,781
Spinnaker Exploration                          93,615(b)            3,184,782
Unit Corp                                     122,596(b)            3,044,059
Veritas DGC                                    94,688(b)            1,202,538
W-H Energy Services                            76,780(b)            1,215,427
Total                                                              33,247,243

Engineering & construction (0.5%)
EMCOR Group                                    42,234(b)            1,723,570
Lennox Intl                                   165,492               2,730,618
URS                                            93,073(b)            2,573,468
Total                                                               7,027,656

Environmental services (0.6%)
Ionics                                         49,991(b)            1,369,253
Tetra Tech                                    152,973(b)            3,350,109
Waste Connections                              80,138(b)            2,981,134
Total                                                               7,700,496

Finance companies (0.1%)
Financial Federal                              52,464(b)            1,782,202

Financial services (1.2%)
Bowne & Co                                     95,405               1,448,248
Delphi Financial Group Cl A                    87,076               3,294,956
Heidrick & Struggles Intl                      51,501(b)            1,104,696
Irwin Financial                                78,925               2,624,256
Jefferies Group                               153,386               5,819,465
Rewards Network                                68,000(b)              665,720
SWS Group                                      48,156                 831,173
Total                                                              15,788,514

Food (2.1%)
American Italian Pasta Cl A                    50,366(b)            1,954,201
Corn Products Intl                            101,568               3,572,147
Delta & Pine Land                             107,153               2,782,763
Flowers Foods                                 126,407               3,052,729
Hain Celestial Group                           96,322(b)            2,177,840
Intl Multifoods                                54,333(b)            1,018,744
J & J Snack Foods                              24,461(b)            1,033,966
Lance                                          81,983               1,290,412
Nash Finch                                     34,050                 681,681
Performance Food Group                        128,928(b)            4,040,605
Ralcorp Holdings                               81,366(b)            2,694,842
United Natural Foods                           54,986(b)            2,190,092
Total                                                              26,490,022

Furniture & appliances (1.4%)
Aaron Rents                                    92,151               2,158,176
Bassett Furniture Inds                         32,619                 704,570
Briggs & Stratton                              62,344               4,117,198
Ethan Allen Interiors                         104,807               4,580,066
Fedders                                        85,555                 653,640
La-Z-Boy                                      150,265               3,340,391
Natl Presto Inds                               19,189                 713,831
Salton                                         31,482(b)              432,878
Thomas Inds                                    48,560               1,650,554
Total                                                              18,351,304

Health care products (7.9%)
Advanced Medical Optics                        82,655(b)            1,891,973
Alpharma Cl A                                 146,092               3,173,118
American Medical
   Systems Holdings                            93,040(b)            2,586,512
ArthroCare                                     58,281(b)            1,426,136
Biosite                                        43,805(b)            1,224,350
Cephalon                                      156,576(b)            8,583,497
CIMA Labs                                      40,870(b)            1,353,614
Coherent                                       83,827(b)            2,564,268
Conmed                                         81,726(b)            2,093,820
Cooper Companies                               88,460               4,281,464
Datascope                                      41,551               1,448,052
Diagnostic Products                            81,099               3,929,247
Enzo Biochem                                   84,438               1,646,541
Haemonetics                                    68,132(b)            1,941,762
Hologic                                        55,671(b)              975,913
ICU Medical                                    38,415(b)            1,448,246
IDEXX Laboratories                             98,078(b)            4,808,764
INAMED                                         98,590(b)            5,081,329
Integra LifeSciences Holdings                  76,390(b)            2,484,967
Invacare                                       87,310               3,738,614

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares                Value(a)

Health care products (cont.)
Medicis Pharmaceutical Cl A                   154,314              $5,610,857
Mentor                                        129,920               3,689,728
MGI Pharma                                     88,796(b)            4,234,681
Noven Pharmaceuticals                          63,376(b)            1,287,800
Osteotech                                      48,120(b)              352,238
PolyMedica                                     71,912               1,905,668
Possis Medical                                 49,995(b)            1,171,383
Regeneron Pharmaceuticals                     155,604(b)            2,309,163
ResMed                                         95,547(b)            4,208,845
Respironics                                    98,956(b)            4,872,593
Savient Pharmaceuticals                       167,547(b)              797,524
Sola Intl                                      87,067(b)            1,845,820
Sybron Dental Specialties                     107,585(b)            3,023,139
Techne                                        115,449(b)            4,500,202
Theragenics                                    84,232(b)              512,973
Viasys Healthcare                              85,073(b)            2,021,334
Vital Signs                                    36,307               1,288,899
Wilson Greatbatch Technologies                 59,580(b)            2,407,032
Total                                                             102,722,066

Health care services (5.3%)
Accredo Health                                134,715(b)            4,566,839
American Healthways                            89,840(b)            2,477,787
AmSurg                                         56,430(b)            2,125,154
Angelica                                       24,899                 547,778
ArQule                                         79,014(b)              505,690
Centene                                        56,455(b)            1,795,834
Cerner                                         99,671(b)            3,907,103
Cross Country Healthcare                       89,805(b)            1,659,596
CryoLife                                       65,311(b)              461,096
Curative Health Services                       36,101(b)              485,197
Mid Atlantic Medical Services                 134,376(b)            9,103,973
Odyssey Healthcare                            102,097(b)            3,017,987
Orthodontic Centers of America                141,068(b)            1,105,973
Owens & Minor                                 109,623               2,515,848
PAREXEL Intl                                   72,982(b)            1,258,940
Pediatrix Medical Group                        66,181(b)            3,891,443
Pharmaceutical Product
   Development                                157,491(b)            4,645,985
Priority Healthcare Cl B                      121,771(b)            3,152,651
Province Healthcare                           137,116(b)            2,495,511
RehabCare Group                                45,361(b)            1,088,664
Renal Care Group                              137,110(b)            5,951,944
Sierra Health Services                         77,525(b)            2,279,235
Sunrise Senior Living                          56,933(b)            2,305,217
SurModics                                      49,071(b)            1,019,156
United Surgical Partners Intl                  77,150(b)            2,942,501
US Oncology                                   236,848(b)            3,112,183
Total                                                              68,419,285

Home building (1.3%)
Champion Enterprises                          165,359(b)            1,104,598
Fleetwood Enterprises                         108,875(b)            1,328,275
Meritage                                       36,910(b)            2,395,459
Monaco Coach                                   81,854(b)            1,821,252
NVR                                            19,939(b)            8,663,495
Skyline                                        23,618                 847,178
Total                                                              16,160,257

Household products (0.4%)
Action Performance Companies                   50,327                 866,128
Applica                                        66,564                 538,503
Enesco Group                                   39,602(b)              392,060
JAKKS Pacific                                  70,536(b)              994,558
Libbey                                         38,253               1,103,982
Nature's Sunshine Products                     39,226                 325,576
Nautilus Group                                 91,735               1,300,801
Total                                                               5,521,608

Industrial services (0.6%)
ABM Inds                                      138,984               2,508,661
Applied Industrial Technologies                54,206               1,338,346
G & K Services Cl A                            58,401               2,263,039
Watsco                                         73,294               1,688,694
Total                                                               7,798,740

Industrial transportation (2.1%)
Arkansas Best                                  69,800               1,977,434
Forward Air                                    60,329(b)            1,707,914
Heartland Express                             140,690               3,072,670
Kansas City Southern                          174,666(b)            2,574,577
Kirby                                          68,251(b)            2,243,410
Knight Transportation                         105,310(b)            2,594,838
Landstar System                                83,918(b)            3,038,671
USF                                            77,156               2,640,278
Wabash Natl                                    90,953(b)            2,502,117
Yellow Roadway                                132,287(b)            4,160,294
Total                                                              26,512,203

Insurance (2.4%)
AMERIGROUP                                     68,500(b)            2,794,800
Fremont General                               213,650               3,958,935
Hilb, Rogal & Hamilton                        101,165               3,234,245
Hooper Holmes                                 182,306               1,254,265
Insurance Auto Auctions                        32,412(b)              442,424
LandAmerica Financial Group                    52,390               2,858,398
Philadelphia Consolidated Holding              61,848(b)            3,080,649
Presidential Life                              82,547               1,214,266
RLI                                            70,757               2,875,564

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares                Value(a)

Insurance (cont.)
SCPIE Holdings                                 27,760                $224,856
Selective Insurance Group                      76,447               2,706,224
Stewart Information Services                   50,392               2,355,826
UICI                                          130,315(b)            1,655,001
Zenith Natl Insurance                          52,947               1,844,144
Total                                                              30,499,597

Leisure time & entertainment (1.7%)
Arctic Cat                                     59,069               1,500,353
Argosy Gaming                                  82,484(b)            2,251,813
Bally Total Fitness Holding                    95,730(b)              737,121
Coachmen Inds                                  43,711                 811,276
Concord Camera                                 80,690(b)              563,216
Huffy                                          45,494(b)              222,011
K2                                             92,974(b)            1,670,743
Polaris Inds                                   61,288(c)            5,082,000
Shuffle Master                                 46,635(b)            1,586,523
Thor Inds                                     161,048               4,831,440
WMS Inds                                       82,710(b)            2,402,726
Total                                                              21,659,222

Lodging & gaming (0.5%)
Aztar                                          96,133(b)            2,138,959
Marcus                                         83,397               1,376,051
Pinnacle Entertainment                        101,103(b)            1,259,743
Prime Hospitality                             125,852(b)            1,291,242
Total                                                               6,065,995

Machinery (4.1%)
Albany Intl Cl A                               93,700               3,021,825
Astec Inds                                     55,523(b)              751,781
Clarcor                                        71,194               3,086,260
FEI                                            93,230(b)            2,338,208
FLIR Systems                                   92,510(b)            3,348,862
Gardner Denver                                 45,300(b)            1,128,876
IDEX                                           92,574               3,860,336
JLG Inds                                      122,160               1,947,230
Kaydon                                         79,235               2,187,678
Keithley Instruments                           43,625               1,049,181
Kroll                                         117,581(b)            3,162,929
Lawson Products                                26,721                 801,630
Lindsay Mfg                                    33,061                 825,533
Lydall                                         45,731(b)              445,877
Manitowoc                                      74,769               2,234,098
Milacron                                       97,977                 375,252
Oshkosh Truck                                  98,460               5,738,250
Regal Beloit                                   70,436               1,440,416
Robbins & Myers                                40,644                 821,415
Roper Inds                                    100,849               4,890,168
Timken                                        250,591               5,525,533
Toro                                           68,914               3,280,306
Total                                                              52,261,644

Media (0.8%)
4 Kids Entertainment                           37,757(b)            1,078,340
Advanced Marketing Services                    53,616                 566,185
ADVO                                           84,754               2,742,639
Consolidated Graphics                          37,802(b)            1,394,516
Harland (John H)                               79,020               2,220,462
Information Holdings                           58,725(b)            1,334,819
Thomas Nelson                                  40,512               1,012,395
Total                                                              10,349,356

Metals (1.8%)
Castle (AM)                                    44,453(b)              335,176
Century Aluminum                               59,294(b)            1,494,802
Cleveland-Cliffs                               29,023(b)            1,288,331
Commercial Metals                              79,694               2,266,497
Commonwealth Inds                              45,052                 327,078
IMCO Recycling                                 43,332(b)              366,589
Material Sciences                              40,017                 465,398
Maverick Tube                                 118,050(b)            2,143,788
Mueller Inds                                   96,412(b)            2,971,418
Quanex                                         45,234               2,022,864
Reliance Steel & Aluminum                      90,151               2,614,379
RTI Intl Metals                                58,643(b)              873,194
Ryerson Tull                                   69,863                 808,315
Shaw Group                                    171,558(b)            2,003,797
Steel Dynamics                                135,348(b)            3,018,260
Steel Technologies                             27,483                 482,327
Wolverine Tube                                 34,551(b)              246,694
Total                                                              23,728,907

Miscellaneous (0.4%)
American States Water                          42,780               1,090,890
Cross (AT) Cl A                                42,260(b)              273,845
SCP Pool                                       99,648(b)            3,193,718
Total                                                               4,558,453

Multi-industry (4.2%)
Acuity Brands                                 117,543               2,856,295
Administaff                                    74,990(b)            1,265,081
Anixter Intl                                  101,956(b)            2,819,083
Arbitron                                       85,391(b)            3,717,070
Baldor Electric                                92,244               2,145,595

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares                Value(a)

Multi-industry (cont.)
Brady Cl A                                     65,847              $2,493,626
CDI                                            55,032               1,791,842
Coinstar                                       59,760(b)            1,104,962
CUNO                                           47,081(b)            1,962,336
Global Imaging Systems                         60,990(b)            1,932,163
Harman Intl Inds                              185,048              13,736,114
Imagistics Intl                                47,204(b)            1,884,384
Labor Ready                                   113,965(b)            1,498,640
Meade Instruments                              55,981(b)              202,091
Mobile Mini                                    40,372(b)              802,999
NCO Group                                      73,090(b)            1,778,280
New England Business Service                   37,202               1,113,456
On Assignment                                  70,886(b)              527,392
Pre-Paid Legal Services                        48,730(b)            1,110,557
SOURCECORP                                     45,290(b)            1,194,297
Spherion                                      168,061(b)            1,631,872
Standex Intl                                   34,345                 998,409
StarTek                                        40,218               1,604,698
Stewart & Stevenson Services                   80,510               1,098,962
Valmont Inds                                   66,871               1,460,463
Woodward Governor                              31,341               1,845,985
Total                                                              54,576,652

Paper & packaging (0.8%)
AptarGroup                                    102,109               4,091,508
Buckeye Technologies                          104,104(b)              935,895
Caraustar Inds                                 79,206(b)            1,108,884
Chesapeake                                     43,120               1,015,476
Deltic Timber                                  33,681               1,059,267
Pope & Talbot                                  44,013                 727,975
Rock-Tenn Cl A                                 98,090               1,499,796
Total                                                              10,438,801

Real estate investment trust (1.9%)
Capital Automotive                             91,710               3,236,446
Colonial Properties Trust                      73,695               2,962,539
Essex Property Trust                           64,110               3,984,437
Gables Residential Trust                       80,170               2,894,137
Glenborough Realty Trust                       78,150               1,516,892
Kilroy Realty                                  78,927               2,584,859
Lexington Corporate
   Properties Trust                           114,095               2,407,405
Shurgard Storage Centers Cl A                 128,402               4,880,559
Total                                                              24,467,274

Restaurants (2.5%)
CEC Entertainment                              72,616(b)            3,462,331
IHOP                                           59,975               2,129,113
Jack in the Box                               101,356(b)            2,432,544
Landry's Restaurants                           77,489               2,147,220
Lone Star Steakhouse & Saloon                  58,635               1,513,369
O'Charley's                                    58,585(b)            1,043,985
P.F. Chang's China Bistro                      71,640(b)            3,316,932
Panera Bread Cl A                              84,248(b)            3,433,106
Papa John's Intl                               50,585(b)            1,722,419
RARE Hospitality Intl                          94,702(b)            2,446,153
Ryan's Family Steak Houses                    118,952(b)            1,954,381
Sonic                                         110,538(b)            3,630,067
Steak n Shake                                  76,718(b)            1,532,826
Triarc Companies Cl B                         166,705               1,933,778
Total                                                              32,698,224

Retail -- general (7.7%)
AnnTaylor Stores                              127,346(b)            5,157,512
Brown Shoe                                     50,764               1,877,760
Casey's General Stores                        140,293               2,335,878
Cash America Intl                              78,753               1,721,541
Cato Cl A                                      57,126               1,196,790
Checkpoint Systems                             92,545(b)            1,846,273
Children's Place Retail Stores                 75,170(b)            2,021,321
Christopher & Banks                           106,183               2,069,507
Cost Plus                                      61,381(b)            2,662,708
CPI                                            22,802                 487,963
Department 56                                  37,040(b)              508,559
Dress Barn                                     82,478(b)            1,252,016
Duane Reade                                    67,640(b)            1,134,999
Electronics Boutique Holdings                  69,860(b)            1,761,171
Fossil                                        130,940(b)            3,798,569
Fred's                                        110,025               3,080,700
Goody's Family Clothing                        92,336                 780,239
Group 1 Automotive                             63,834(b)            2,346,538
Guitar Center                                  67,005(b)            2,302,292
Gymboree                                       83,363(b)            1,209,597
Hancock Fabrics                                52,878                 894,696
Haverty Furniture Companies                    62,420               1,315,189
Hot Topic                                     134,611(b)            4,101,597
J. Jill Group                                  55,095(b)              705,216
Jo-Ann Stores                                  60,890(b)            1,433,351
Linens `N Things                              125,962(b)            3,635,263
Men's Wearhouse                               104,814(b)            2,441,118
Movie Gallery                                  91,910               1,843,715
NBTY                                          186,977(b)            6,129,105

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares                Value(a)

Retail -- general (cont.)
Pacific Sunwear of California                 220,216(b)           $5,049,553
Pep Boys - Manny, Moe & Jack                  153,498               3,383,096
Phillips-Van Heusen                            85,407               1,490,352
Regis                                         122,868               5,307,897
Russ Berrie                                    58,096               1,837,576
School Specialty                               53,064(b)            1,947,449
ShopKo Stores                                  81,995(b)            1,154,490
Stein Mart                                    117,420(b)            1,249,349
Sturm, Ruger & Co                              75,724                 907,174
Too                                            96,649(b)            1,478,730
Tractor Supply                                104,950(b)            4,444,633
Ultimate Electronics                           41,263(b)              296,268
United Stationers                              95,026(b)            3,770,632
Wet Seal Cl A                                  84,510(b)              740,308
Zale                                           73,194(b)            3,956,136
Total                                                              99,064,826

Retail -- grocery (0.1%)
Great Atlantic & Pacific Tea                  108,373(b)              858,314

Telecom equipment & services (1.0%)
Boston Communications Group                    52,113(b)              571,158
C-COR.net                                     102,921(b)            1,718,781
Captaris                                       90,481(b)              474,120
Catapult Communications                        36,335(b)              917,822
Concerto Software                              31,456(b)              376,843
Digi Intl                                      57,940(b)              628,649
Harmonic                                      196,481(b)            2,066,981
Intrado                                        45,250(b)            1,079,665
Network Equipment Technologies                 65,717(b)              872,065
SymmetriCom                                   123,014(b)            1,259,663
Tollgrade Communications                       38,198(b)              700,933
ViaSat                                         73,882(b)            1,725,145
Volt Information Sciences                      42,814(b)              939,767
Total                                                              13,331,592

Textiles & apparel (1.9%)
Ashworth                                       36,780(b)              312,262
Burlington Coat Factory
   Warehouse                                  125,330               2,382,523
Genesco                                        61,173(b)            1,058,293
Haggar                                         18,146                 359,291
K-Swiss Cl A                                   99,204               2,638,826
Kellwood                                       75,194               3,068,667
Oshkosh B'Gosh Cl A                            33,326                 716,509
Oxford Inds                                    45,468               1,741,424
Quiksilver                                    155,824(b)            2,567,980
Russell                                        91,389               1,609,360
Stride Rite                                   110,505               1,213,345
Urban Outfitters                              111,540(b)            4,516,255
Wolverine World Wide                          112,907               2,350,724
Total                                                              24,535,459

Utilities -- electric (1.1%)
Avista                                        135,928               2,426,315
Central Vermont Public Service                 33,607                 798,166
CH Energy Group                                44,340               2,049,395
Cleco                                         132,970               2,416,065
El Paso Electric                              135,509(b)            1,894,416
Green Mountain Power                           14,069                 326,541
UIL Holdings                                   40,709               1,903,960
Unisource Energy                               94,745               2,330,727
Total                                                              14,145,585

Utilities -- natural gas (2.5%)
Atmos Energy                                  141,700               3,627,520
Cascade Natural Gas                            31,419                 687,134
Energen                                       101,692               4,372,756
Laclede Group                                  53,785               1,600,104
New Jersey Resources                           77,041               2,973,012
Northwest Natural Gas                          72,764               2,241,131
Piedmont Natural Gas                          106,344               4,446,242
Southern Union                                205,231(b)            3,685,949
Southwest Gas                                  95,758               2,249,355
Southwestern Energy                           100,181(b)            2,068,738
UGI                                           120,080               3,872,580
Total                                                              31,824,521

Utilities -- telephone (0.3%)
Commonwealth Telephone
   Enterprises                                 67,425(b)            2,480,565
General Communication Cl A                    158,512(b)            1,421,853
Total                                                               3,902,418

Total common stocks
(Cost: $1,052,688,486)                                         $1,280,734,409

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Other (--%)(b)
Issuer                                         Shares                  Value(a)

Orbital Sciences
  Warrants                                      5,207                 $40,927
Timco Aviation Services
  Warrants                                     10,187                     102

Total other
(Cost: $--)                                                           $41,029

Bond (--%)

Issuer                 Coupon                 Principal                Value(a)
                        rate                   amount
Timco Aviation Services
  Pay-in-kind Cv
  01-01-07              8.00%                 $10,215(d,e)                $--

Total bond
(Cost: $35)                                                               $--

Short-term securities (2.6%)
Issuer               Annualized                Amount                Value(a)
                    yield on date            payable at
                     of purchase              maturity
U.S. government agencies (2.1%)
Federal Home Loan Mtge Corp Disc Nt
  04-06-04              1.03%              $4,200,000              $4,192,457
Federal Natl Mtge Assn Disc Nt
  03-24-04              1.05               22,500,000              22,468,549
Total                                                              26,661,006

Commercial paper (0.5%)
Citigroup Global Markets
  02-02-04              1.02                2,000,000               1,999,830
Falcon Asset Securitization
  02-03-04              1.05                4,300,000(f)            4,299,498
Total                                                               6,299,328

Total short-term securities
(Cost: $32,956,798)                                               $32,960,334

Total investments in securities
(Cost: $1,085,645,319)(g)                                      $1,313,735,772

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing

(c) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

     Type of security                                                  Contracts
     Purchase contracts
     Russell 2000 Index, March 2004                                        28

(d) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(e)  Negligible market value.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $4,299,498 or 0.3% of net assets.

(g) At Jan. 31, 2004, the cost of securities for federal income tax purposes was $1,096,655,793 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 347,933,565
     Unrealized depreciation                                     (130,853,586)
                                                                 ------------
     Net unrealized appreciation                                $ 217,079,979
                                                                -------------

--------------------------------------------------------------------------------
17   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Company Index Fund

Jan. 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,085,645,319)                                                                        $1,313,735,772
Capital shares receivable                                                                                         290,204
Dividends and accrued interest receivable                                                                         527,465
Receivable for investment securities sold                                                                          11,980
                                                                                                                   ------
Total assets                                                                                                1,314,565,421
                                                                                                            -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                 318,946
Capital shares payable                                                                                            153,472
Payable for investment securities purchased                                                                       344,250
Payable upon return of securities loaned (Note 5)                                                              24,176,480
Accrued investment management services fee                                                                         12,643
Accrued distribution fee                                                                                           18,555
Accrued service fee                                                                                                    42
Accrued transfer agency fee                                                                                         6,334
Accrued administrative services fee                                                                                 2,070
Other accrued expenses                                                                                            184,671
                                                                                                                  -------
Total liabilities                                                                                              25,217,463
                                                                                                               ----------
Net assets applicable to outstanding capital stock                                                         $1,289,347,958
                                                                                                           ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                   $    1,751,598
Additional paid-in capital                                                                                  1,070,022,568
Undistributed net investment income                                                                               502,777
Accumulated net realized gain (loss)                                                                          (11,286,551)
Unrealized appreciation (depreciation) on investments (Note 6)                                                228,357,566
                                                                                                              -----------
Total -- representing net assets applicable to outstanding capital stock                                   $1,289,347,958
                                                                                                           ==============
Net assets applicable to outstanding shares:               Class A                                         $  791,988,664
                                                           Class B                                         $  482,122,159
                                                           Class Y                                         $   15,237,135
Net asset value per share of outstanding capital stock:    Class A shares             104,962,896          $         7.55
                                                           Class B shares              68,201,197          $         7.07
                                                           Class Y shares               1,995,734          $         7.63
                                                                                        ---------          --------------
* Including securities on loan, at value (Note 5)                                                          $   23,057,381
                                                                                                           --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Small Company Index Fund

Year ended Jan. 31, 2004
Investment income
Income:
Dividends                                                                                                    $  9,787,034
Interest                                                                                                          127,095
Fee income from securities lending (Note 5)                                                                       191,214
   Less foreign taxes withheld                                                                                     (5,165)
                                                                                                                   ------
Total income                                                                                                   10,100,178
                                                                                                               ----------
Expenses (Note 2):
Investment management services fee                                                                              3,962,556
Distribution fee
   Class A                                                                                                      1,676,048
   Class B                                                                                                      4,124,142
Transfer agency fee                                                                                             2,272,600
Incremental transfer agency fee
   Class A                                                                                                        152,366
   Class B                                                                                                        156,511
Service fee -- Class Y                                                                                             12,096
Administrative services fees and expenses                                                                         731,549
Compensation of board members                                                                                      12,317
Custodian fees                                                                                                    151,656
Printing and postage                                                                                              299,287
Registration fees                                                                                                  71,608
Licensing fees                                                                                                     22,978
Audit fees                                                                                                         23,000
Other                                                                                                              33,554
                                                                                                                   ------
Total expenses                                                                                                 13,702,268
   Earnings credits on cash balances (Note 2)                                                                     (10,321)
                                                                                                                  -------
Total net expenses                                                                                             13,691,947
                                                                                                               ----------
Investment income (loss) -- net                                                                                (3,591,769)
                                                                                                               ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                              15,096,408
   Futures contracts                                                                                            5,354,698
                                                                                                                ---------
Net realized gain (loss) on investments                                                                        20,451,106
Net change in unrealized appreciation (depreciation) on investments                                           402,800,895
                                                                                                              -----------
Net gain (loss) on investments                                                                                423,252,001
                                                                                                              -----------
Net increase (decrease) in net assets resulting from operations                                              $419,660,232
                                                                                                             ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Small Company Index Fund

Year ended Jan. 31,                                                                            2004                2003
Operations
Investment income (loss) -- net                                                        $   (3,591,769)     $   (4,723,271)
Net realized gain (loss) on investments                                                    20,451,106         (16,796,059)
Net change in unrealized appreciation (depreciation) on investments                       402,800,895        (222,584,911)
                                                                                          -----------        ------------
Net increase (decrease) in net assets resulting from operations                           419,660,232        (244,104,241)
                                                                                          -----------        ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                102,580,874         186,342,330
   Class B shares                                                                          51,193,801         110,611,094
   Class Y shares                                                                           9,599,475           8,727,339
Payments for redemptions
   Class A shares                                                                        (152,005,991)       (164,212,041)
   Class B shares (Note 2)                                                                (95,531,272)        (98,154,046)
   Class Y shares                                                                          (8,862,223)         (4,660,274)
                                                                                           ----------          ----------
Increase (decrease) in net assets from capital share transactions                         (93,025,336)         38,654,402
                                                                                          -----------          ----------
Total increase (decrease) in net assets                                                   326,634,896        (205,449,839)
Net assets at beginning of year                                                           962,713,062       1,168,162,901
                                                                                          -----------       -------------
Net assets at end of year                                                              $1,289,347,958      $  962,713,062
                                                                                       ==============      ==============
Undistributed net investment income                                                    $      502,777      $      118,265
                                                                                       --------------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Small Company Index Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small-capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index.

The Fund offers Class A, Class B and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
21   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
22   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,976,281 and accumulated net realized loss has been decreased by $72,766 resulting in a net reclassification adjustment to decrease additional paid-in capital by $4,049,047.

The tax character of distributions paid for the years indicated is as follows:

Year ended Jan. 31                                       2004        2003

Class A
Distributions paid from:
   Ordinary income                                        $--         $--
   Long-term capital gain                                  --          --

Class B
Distributions paid from:
   Ordinary income                                         --          --
   Long-term capital gain                                  --          --

Class Y
Distributions paid from:
   Ordinary income                                         --          --
   Long-term capital gain                                  --          --

As of Jan. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $         --
Accumulated gain (loss)                                      $    493,813
Unrealized appreciation (depreciation)                       $217,079,979

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.38% to 0.34% annually. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved elimination of the performance incentive adjustment. For a period of six months beginning Dec. 1, 2002, the fee will be calculated based on the lesser of the amount due under the previous agreement with a performance incentive adjustment or the amount due under the current agreement with no performance incentive adjustment. The adjustment decreased the fee by $7,541 for the year ended Jan. 31, 2004.

--------------------------------------------------------------------------------
23   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,398,369 for Class A and $319,111 for Class B for the year ended Jan. 31, 2004.

During the year ended Jan. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $10,321 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $104,694,831 and $192,242,751, respectively, for the year ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
24   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  Year ended Jan. 31, 2004
                                            Class A       Class B      Class Y
Sold                                     16,634,870     8,815,288    1,477,233
Issued for reinvested distributions              --            --           --
Redeemed                                (24,962,705)  (16,918,244)  (1,362,354)
                                        -----------   -----------   ----------
Net increase (decrease)                  (8,327,835)   (8,102,956)     114,879
                                         ----------    ----------      -------

                                                  Year ended Jan. 31, 2003
                                            Class A       Class B      Class Y
Sold                                     30,948,409    19,220,557    1,410,614
Issued for reinvested distributions              --            --           --
Redeemed                                (28,638,795)  (18,210,770)    (796,433)
                                        -----------   -----------     --------
Net increase (decrease)                   2,309,614     1,009,787      614,181
                                          ---------     ---------      -------

5. LENDING OF PORTFOLIO SECURITIES

As of Jan. 31, 2004, securities valued at $23,057,381 were on loan to brokers. For collateral, the Fund received $24,176,480 in cash. Cash collateral received is invested in short-term securities and are included in the short-term securities section of the "Investments in securities." Income from securities lending amounted to $191,214 for the year ended Jan. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

6. STOCK INDEX FUTURES CONTRACTS

As of Jan. 31, 2004, investments in securities included securities valued at $1,243,800 that were pledged as collateral to cover initial margin deposits on 28 open purchase contracts. The notional market value of the open purchase contracts as of Jan. 31, 2004 was $8,132,600 with a net unrealized gain of $267,113. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Fund Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Jan. 31, 2004.

--------------------------------------------------------------------------------
25   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                   2004      2003      2002      2001      2000
Net asset value, beginning of period                                          $5.14    $ 6.35     $6.50     $6.30     $6.11
Income from investment operations:
Net investment income (loss)                                                     --        --      (.01)       --      (.01)
Net gains (losses) (both realized and unrealized)                              2.41     (1.21)      .13      1.07       .58
Total from investment operations                                               2.41     (1.21)      .12      1.07       .57
Less distributions:
Distributions from realized gains                                                --        --      (.27)     (.87)     (.38)
Net asset value, end of period                                                $7.55    $ 5.14     $6.35     $6.50     $6.30

Ratios/supplemental data
Net assets, end of period (in millions)                                        $792      $583      $705      $668      $608
Ratio of expenses to average daily net assets(b)                               .96%      .98%      .96%      .87%      .97%
Ratio of net investment income (loss) to average daily net assets             (.04%)    (.13%)    (.12%)    (.08%)    (.11%)
Portfolio turnover rate (excluding short-term securities)                       10%       16%       20%       44%       30%
Total return(c)                                                              46.89%   (19.06%)    1.98%    18.79%     9.41%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                   2004      2003      2002      2001      2000
Net asset value, beginning of period                                          $4.85    $ 6.04     $6.25     $6.13     $6.00
Income from investment operations:
Net investment income (loss)                                                   (.05)     (.04)     (.05)     (.05)     (.05)
Net gains (losses) (both realized and unrealized)                              2.27     (1.15)      .11      1.04       .56
Total from investment operations                                               2.22     (1.19)      .06       .99       .51
Less distributions:
Distributions from realized gains                                                --        --      (.27)     (.87)     (.38)
Net asset value, end of period                                                $7.07    $ 4.85     $6.04     $6.25     $6.13

Ratios/supplemental data
Net assets, end of period (in millions)                                        $482      $370      $455      $436      $392
Ratio of expenses to average daily net assets(b)                              1.73%     1.75%     1.72%     1.63%     1.73%
Ratio of net investment income (loss) to average daily net assets             (.81%)    (.90%)    (.88%)    (.84%)    (.87%)
Portfolio turnover rate (excluding short-term securities)                       10%       16%       20%       44%       30%
Total return(c)                                                              45.77%   (19.70%)    1.09%    18.01%     8.55%

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                   2004      2003      2002      2001      2000
Net asset value, beginning of period                                          $5.19    $ 6.40     $6.54     $6.32     $6.12
Income from investment operations:
Net investment income (loss)                                                    .01        --        --       .01        --
Net gains (losses) (both realized and unrealized)                              2.43     (1.21)      .13      1.08       .58
Total from investment operations                                               2.44     (1.21)      .13      1.09       .58
Less distributions:
Distributions from realized gains                                                --        --      (.27)     (.87)     (.38)
Net asset value, end of period                                                $7.63    $ 5.19     $6.40     $6.54     $6.32

Ratios/supplemental data
Net assets, end of period (in millions)                                         $15       $10        $8        $8        $3
Ratio of expenses to average daily net assets(b)                               .79%      .82%      .79%      .71%      .81%
Ratio of net investment income (loss) to average daily net assets              .13%      .04%      .05%      .09%      .03%
Portfolio turnover rate (excluding short-term securities)                       10%       16%       20%       44%       30%
Total return(c)                                                              47.01%   (18.91%)    2.12%    19.04%     9.54%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
27   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Company Index Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2004, and the financial highlights for each of years in the five-year period ended January 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Small Company Index Fund as of January 31, 2004, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 22, 2004

--------------------------------------------------------------------------------
28   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 94 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- -------------------------------
Arne H. Carlson                      Board member         Chair, Board Services
901 S. Marquette Ave.                since 1999           Corporation (provides
Minneapolis, MN 55402                                     administrative services to
Age 69                                                    boards). Former Governor  of
                                                          Minnesota
------------------------------------ -------------------- ---------------------------------- -------------------------------
Philip J. Carroll, Jr.               Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                since 2002           Corporation (engineering and       Materials Company, Inc.
Minneapolis, MN 55402                                     construction) since 1998           (construction
Age 66                                                                                       materials/chemicals)
------------------------------------ -------------------- ---------------------------------- -------------------------------
Livio D. DeSimone                    Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East               since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                                Minnesota Mining and               processors), General Mills,
St. Paul, MN 55101-4901                                   Manufacturing (3M)                 Inc. (consumer foods), Vulcan
Age 69                                                                                       Materials Company
                                                                                             (construction materials/
                                                                                             chemicals), Milliken & Company
                                                                                             (textiles and chemicals),
                                                                                             and Nexia Biotechnologies, Inc.
------------------------------------ -------------------- ---------------------------------- -------------------------------
Heinz F. Hutter*                     Board member         Retired President and Chief
901 S. Marquette Ave.                since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                     Incorporated (commodity
Age 74                                                    merchants and processors)
------------------------------------ -------------------- ---------------------------------- -------------------------------
Anne P. Jones                        Board member         Attorney and Consultant
901 S. Marquette Ave.                since 1985
Minneapolis, MN 55402
Age 69
------------------------------------ -------------------- ---------------------------------- -------------------------------
Stephen R. Lewis, Jr.**              Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                        systems)
Age 65
------------------------------------ -------------------- ---------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
29   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- ------------------------------
Alan G. Quasha                       Board member         President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.                since 2002           Inc. (management of private        Richemont AG (luxury goods),
Minneapolis, MN 55402                                     equities)                          Harken Energy Corporation
Age 54                                                                                       (oil and gas exploration)
                                                                                             and SIRIT Inc. (radio
                                                                                             frequency identification
                                                                                             technology)
------------------------------------ -------------------- ---------------------------------- ------------------------------
Alan K. Simpson                      Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                   since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 72
------------------------------------ -------------------- ---------------------------------- ------------------------------
Alison Taunton-Rigby                 Board member since   President, Forester Biotech
901 S. Marquette Ave.                2002                 since 2000. Former President and
Minneapolis, MN 55402                                     CEO, Aquila Biopharmaceuticals,
Age 59                                                    Inc.
------------------------------------ -------------------- ---------------------------------- ------------------------------

Board Members Affiliated with AEFC***

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- ------------------------------
Barbara H. Fraser                    Board member since   Executive Vice President - Chief
1546 AXP Financial Center            2002                 Marketing Officer, AEFC, since
Minneapolis, MN 55474                                     2003. Executive Vice President
Age 54                                                    -  AEFA Products and Corporate
                                                          Marketing, AEFC, 2002-2003.
                                                          President - Travelers Check
                                                          Group, American Express
                                                          Company,  2001-2002. Management
                                                          Consultant, Reuters, 2000-2001.
                                                          Managing Director -
                                                          International Investments,
                                                          Citibank Global,  1999-2000.
------------------------------------ -------------------- ---------------------------------- ------------------------------
Stephen W. Roszell                   Board member since   Senior Vice President -
50238 AXP Financial Center           2002, Vice           Institutional Group of AEFC
Minneapolis, MN 55474                President  since
Age 55                               2002
------------------------------------ -------------------- ---------------------------------- ------------------------------
William F. Truscott                  Board member         Senior Vice President - Chief
53600 AXP Financial Center           since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474                President  since     2001. Former Chief Investment
Age 43                               2002                 Officer and Managing Director,
                                                          Zurich Scudder Investments
------------------------------------ -------------------- ---------------------------------- ------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
30   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- ------------------------------
Jeffrey P. Fox                       Treasurer since      Vice President - Investment
50005 AXP Financial Center           2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                     Vice President - Finance,
Age 48                                                    American Express Company,
                                                          2000-2002;  Vice President -
                                                          Corporate Controller, AEFC,
                                                          1996-2000
------------------------------------ -------------------- ---------------------------------- ------------------------------
Paula R. Meyer                       President since      Senior Vice President and
596 AXP Financial Center             2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice President
Age 50                                                    and Managing Director - American
                                                          Express Funds, AEFC, 2000-2002;
                                                          Vice President, AEFC,  1998-2000
------------------------------------ -------------------- ---------------------------------- ------------------------------
Leslie L. Ogg                        Vice President,      President of Board Services
901 S. Marquette Ave.                General Counsel,     Corporation
Minneapolis, MN 55402                and Secretary
Age 65                               since 1978
------------------------------------ -------------------- ---------------------------------- ------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
31   --   AXP SMALL COMPANY INDEX FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   S&P 500 Index
             Fund

AXP(R)
  Mid Cap Index
             Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                5

The Fund's Long-term Performance            9

Investments in Securities                  11

Financial Statements                       27

Notes to Financial Statements              30

Independent Auditors' Report               42

Federal Income Tax Information             43

Board Members and Officers                 45

Proxy Voting                               47

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

AXP S&P 500 Index Fund

PORTFOLIO MANAGER

Portfolio manager                                          David Factor
Since                                                              9/01
Years in industry                                                     7

FUND OBJECTIVE

For investors seeking long-term capital appreciation.

Inception dates
D: 10/25/99     E: 10/25/99

Ticker symbols
D: ADIDX        E: ADIEX

Total net assets                                         $468.9 million

Number of holdings                                                  519

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X            LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 20.3%
Technology 16.0%
Consumer discretionary 13.4%
Health care 13.0%
Industrials 9.7%
Consumer staples 8.3%
Energy 5.6%
Telecommunications 4.8%
Short-term securities 3.1%
Materials 3.0%
Utilities 2.8%

TOP TEN HOLDINGS

Percentage of portfolio assets

General Electric (Multi-industry)                                 3.1%
Microsoft (Computer software & services)                          2.8
Pfizer (Health care products)                                     2.6
Exxon Mobil (Energy)                                              2.5
Citigroup (Finance companies)                                     2.4
Wal-Mart Stores (Retail -- general)                               2.2
Intel (Electronics)                                               1.9
American Intl Group (Insurance)                                   1.7
Cisco Systems (Computer hardware)                                 1.6
Intl Business Machines (Computer software & services)             1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

"Standard & Poor's(R)" and "S&P 500(R)" are trademarks of McGraw-Hill Companies, Inc. These trademarks have been licensed for use by American Express Financial Advisors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensor") and the Licensors make no representations regarding the advisability of investing in the Fund.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

AXP Mid Cap Index Fund

PORTFOLIO MANAGER

Portfolio manager                                          David Factor
Since                                                              9/01
Years in industry                                                     7

FUND OBJECTIVE

For investors seeking long-term capital appreciation.

Inception dates
D: 10/25/99     E: 10/25/99

Ticker symbols
D: AMIDX        E: --

Total net assets                                          $45.2 million

Number of holdings                                                  401

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                      LARGE
         X            MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 19.1%
Consumer discretionary 18.1%
Technology 14.3%
Industrials 12.5%
Health care 11.9%
Utilities 6.5%
Energy 6.1%
Consumer staples 4.2%
Materials 3.6%
Telecommunications 1.6%
Other 2.1%

TOP TEN HOLDINGS

Percentage of portfolio assets

S&P Mid-Cap 400 Depositary Receipts (Indexes)                       2.1%
Gilead Sciences (Health care products)                              1.1
M&T Bank (Banks and savings & loans)                                1.1
New York Community Bancorp
(Banks and savings & loans)                                         0.8
Washington Post Cl B (Media)                                        0.8
Affiliated Computer Services Cl A
(Computer software & services)                                      0.7
Lennar (Home building)                                              0.7
D.R. Horton (Home building) 0.7
Sovereign Bancorp (Banks and savings & loans)                       0.7
Coach (Textiles & apparel)                                          0.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

"Standard & Poor's(R)" and "S&P 400(R)" are trademarks of McGraw-Hill Companies, Inc. These trademarks have been licensed for use by American Express Financial Advisors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensor") and the Licensors make no representations regarding the advisability of investing in the Fund.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
4   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Questions & Answers

                            WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager David Factor discusses results and positioning for AXP S&P 500 Index Fund and AXP Mid Cap Index Fund for fiscal year 2004.

Shareholders of AXP Mid Cap Index Fund will be asked to approve a liquidation of the Fund at a shareholder meeting on June 9, 2004. This approval is not guaranteed. If shareholder approval is obtained, no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund.

Q: How did the AXP S&P 500 Index Fund perform for the 12-month period ended Jan. 31, 2004?

A: AXP S&P 500 Index Fund (Class D shares) gained 33.72% after expenses, for the 12 months ended Jan. 31, 2004. The unmanaged Standard & Poor's 500 Index rose 34.57% for the period. The Fund's peer group, as represented by the Lipper S&P 500 Funds Index, returned 34.12% for the same time frame.

Q: How did the AXP Mid Cap Index Fund perform for the 12-month period ended Jan. 31, 2004?

A: AXP Mid Cap Index Fund (Class D shares) gained 41.75% after expenses, for the 12 months ended Jan. 31, 2004. The unmanaged S&P MidCap 400 Index returned 42.73% for the same period. The Lipper Mid-Cap Core Funds Index, representing the Fund's peer group, returned 43.10% for the annual period. We underperformed our peer group for the period in part because this Lipper category contains many funds that, unlike the Fund, are actively managed.

Q:   What factors most significantly affected the funds' performance?

A: This was a phenomenal year of positive change in the equity market. When the fiscal year began in February 2003, equity markets had been weak for three years. Uncertainty surrounding the war in Iraq, as well as the threat of terrorism, had

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Jan. 31, 2004
35%             (bar 1)               (bar 2)             (bar 3)
30%             +33.72%               +34.57%             +34.12%
25%
20%
15%
10%
 5%
 0%

(bar 1)  AXP S&P 500 Index Fund Class D
(bar 2)  S&P 500 Index (unmanaged)
(bar 3)  Lipper S&P 500 Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The performance of Class E may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
5   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> This was a phenomenal year of positive change in the equity market.(end callout quote)

     slowed economic activity in the U.S. and worldwide. However, in March, geopolitical uncertainties abated as a U.S. coalition toppled Saddam Hussein's regime. The victory occurred more quickly than was anticipated, and this helped generate a dramatic rally in equity markets. After a three year bear market in stocks, conditions were improving and investors were becoming more optimistic.

     Historically, small company stocks tend to take the lead during an economic recovery, followed by mid cap stocks and then large cap stocks. This proved to be the case during this reporting period. As the economy continued to strengthen, the broader equity markets continued to improve, as well.

     Within both indices, information technology led the advance. Notable sectors and stand-out individual securities are discussed below for each fund.

AXP S&P 500 Index Fund

     All sectors of the S&P 500 Index had positive returns for the period ending on Jan. 31, 2004. Information technology was the best performing sector for the period. Consumer discretionary and services also did well. Within that sector, hotels and restaurants provided the strongest returns for the Fund. Financial services contributed significantly to performance. Consumer staples lagged the other sectors, largely due to the poor performance of food and drug retailers.

     Several individual stocks contributed significantly to the performance of the S&P 500 over the 12-month period. Some strong performers for the period were PMC Sierra, a tech company that designs, develops, markets and supports

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Jan. 31, 2004
50%             (bar 1)               (bar 2)             (bar 3)
40%             +41.75%               +42.73%             +43.10%
30%
20%
10%
 0%

(bar 1)  AXP Mid Cap Index Fund Class D
(bar 2)  S&P MidCap 400 Index (unmanaged)
(bar 3)  Lipper Mid-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The performance of Class E may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
6   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Questions & Answers

     semiconductors, and The Williams Company, a utilities sector company that explores and produces gas and produces pipeline.

     There were several performance laggards during the fiscal period. Winn Dixie Stores, the Southern retail food store chain, dropped more than 50%. Tenent Healthcare, the second largest for-profit hospital manager in the U.S. lost nearly a third of its market value. MedImmune, a biotechnology firm, also dropped substantially. At the end of this reporting period, only nine companies had changed within the index.

AVERAGE ANNUAL TOTAL RETURNS

AXP S&P 500 Index Fund

                                                  Class D           Class E
(Inception dates)                               (10/25/99)        (10/25/99)
                                                    NAV               NAV
as of Jan. 31, 2004
1 year                                            +33.72%           +33.91%
Since inception                                   -2.37%            -2.14%

as of Dec. 31, 2003
1 year                                            +27.81%           +27.92%
Since inception                                   -2.85%            -2.56%

AXP Mid Cap Index Fund
                                                  Class D           Class E
(Inception dates)                               (10/25/99)        (10/25/99)
                                                    NAV               NAV
as of Jan. 31, 2004
1 year                                            +41.75%           +42.16%
Since inception                                   +10.96%           +11.26%

as of Dec. 31, 2003
1 year                                            +34.64%           +35.05%
Since inception                                   +10.62%           +10.93%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

--------------------------------------------------------------------------------
7   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Questions & Answers

AXP Mid Cap Index Fund

     As with the S&P 500 Index, all sectors of the S&P MidCap 400 Index posted positive returns for the period ending on Jan. 31, 2004. The information technology was the best performing sector for the period. Another outstanding sector was health care.

     Three companies that were the largest positive contributors for the period were AmeriCredit, SanDisk and Cypress Semiconductor. AmeriCredit is a large mid-market finance company that specializes in purchasing, securitizing and servicing automobile loans. SanDisk Corporation designs and manufactures and markets digital imaging and audio storage products. Cypress Semiconductor manufactures a broad line of high performance digital and mixed signal circuits. Conversely, some companies were negative performers for the index. These included Westwood One, in the consumer discretionary sector, a producer and distributor of radio programming and owner of a large radio network. Another laggard was Vertex Pharmaceuticals, a health care company that develops and manufactures biopharmaceuticals for a wide range of diseases. LaBranche & Company, an investment banking and brokerage company, fell sharply for the period. LaBranche is a leading specialist concern on the New York Stock Exchange. During the fiscal period, 35 companies had changed within the index.

Q:   Did you make significant changes to the Funds during the period?

A: Both the AXP S&P 500 Index and the AXP Mid Cap Index funds strive to stay fully invested in the stocks that comprise the S&P 500 and the S&P MidCap 400 indices, respectively. We attempt to replicate the performance of each index. That means we strive to hold all of the same companies as the indices at the same weightings. Standard & Poor's equity indices are dynamic and are rebalanced each quarter and we align each Fund on that timetable, as well.

Q:   How are you positioning the Fund for the months ahead?

A: Current market conditions show that U.S. economic growth is solid. Inflation and interest rates remain low. The consumer, who kept the U.S. economy afloat while businesses reduced capital spending and payrolls between 2000 and 2002, continues to spend with confidence, even as some pundits criticize the level of job growth. Economists expect business spending to grow 8% to 9% in 2004, and this bodes well for all facets of the equity market, in our view.

--------------------------------------------------------------------------------
8   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

AXP S&P 500 Index Fund

This chart illustrates the total value of an assumed $10,000 investment in AXP S&P 500 Index Fund Class D shares (from 11/1/99 to 1/31/04) as compared to the performance of two widely cited performance indices, the S&P 500 Index Fund and the Lipper S&P 500 Funds Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(mountain chart)

                                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                                                IN AXP S&P 500 INDEX FUND
AXP S&P 500 Index Fund Class D                $10,000    $10,224     $10,047    $8,365      $6,405     $8,565
S&P 500 Index(1)                              $10,000    $10,261     $10,169    $8,524      $6,562     $8,831
Lipper S&P 500 Funds Index(2)                 $10,000    $10,253     $10,135    $8,469      $6,502     $8,721
                                              11/1/99     1/00        1/00       1/02        1/03       1/04

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) Lipper S&P 500 Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                          Class D as of Jan. 31, 2004
1 year                                                               +33.72%
Since inception*                                                      -2.37%

             Results for other share classes can be found on page 7.

                       * Inception date was Oct. 25, 1999.

--------------------------------------------------------------------------------
9   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

AXP Mid Cap Index Fund

This chart illustrates the total value of an assumed $10,000 investment in AXP Mid Cap Index Fund Class D shares (from 11/1/99 to 1/31/04) as compared to the performance of two widely cited performance indices, the S&P MidCap 400 Index and the Lipper Mid-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(mountain chart)

                                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                                                IN AXP MID CAP INDEX FUND
AXP Mid Cap Index Fund Class D                $10,000    $10,798     $13,241    $12,706     $10,520    $14,912
S&P MidCap 400 Index(1)                       $10,000    $10,836     $13,393    $12,951     $10,804    $15,421
Lipper Mid-Cap Core Funds Index(2)            $10,000    $12,025     $13,295    $12,141     $ 9,947    $14,234
                                              11/1/99     1/00        1/00       1/02        1/03       1/04

(1) S&P MidCap 400 Index, an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) Lipper Mid-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                           Class D as of Jan. 31, 2004
1 year                                                               +41.75%
Since inception*                                                     +10.96%

             Results for other share classes can be found on page 7.

                       * Inception date was Oct. 25, 1999.

--------------------------------------------------------------------------------
10   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Investments in Securities

AXP S&P 500 Index Fund

Jan. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (96.8%)
Issuer                                          Shares                Value(a)

Aerospace & defense (1.8%)
Boeing                                         36,484              $1,523,206
General Dynamics                                8,585                 784,927
Goodrich                                        5,109                 157,613
Honeywell Intl                                 37,385               1,350,346
Lockheed Martin                                19,553                 950,667
Northrop Grumman                                7,953                 769,135
Raytheon                                       18,062                 551,072
Rockwell Automation                             8,091                 263,524
Rockwell Collins                                7,681                 251,092
United Technologies                            20,401               1,949,111
Total                                                               8,550,693

Airlines (0.1%)
Delta Air Lines                                 5,359                  56,270
Southwest Airlines                             34,134                 510,303
Total                                                                 566,573

Automotive & related (1.1%)
AutoNation                                     11,935(b)              195,495
Cooper Tire & Rubber                            3,207                  65,006
Cummins                                         1,840                  93,343
Dana                                            6,451                 134,181
Delphi                                         24,306                 257,157
Eaton                                           3,290                 382,134
Ford Motor                                     79,417               1,154,723
General Motors                                 24,319               1,208,168
Genuine Parts                                   7,554                 248,980
Goodyear Tire & Rubber                          7,612                  72,314
Johnson Controls                                7,852                 462,090
Navistar Intl                                   2,985(b)              141,937
PACCAR                                          5,056                 397,553
Snap-On                                         2,531                  78,841
Visteon                                         5,671                  60,680
Total                                                               4,952,602

Banks and savings & loans (7.0%)
AmSouth Bancorporation                         15,234                 376,280
Bank of America                                64,444               5,249,608
Bank of New York                               33,551               1,065,244
Bank One                                       48,485               2,453,826
BB&T                                           23,717                 879,901
Charter One Financial                           9,647                 349,318
Comerica                                        7,615                 434,893
Fifth Third Bancorp                            24,675               1,425,968
First Tennessee Natl                            5,435                 241,423
FleetBoston Financial                          45,736               2,038,911
Golden West Financial                           6,585                 683,062
Huntington Bancshares                           9,937                 221,893
KeyCorp                                        18,176                 565,092
Marshall & Ilsley                               9,831                 376,822
Mellon Financial                               18,652                 610,107
Natl City                                      26,362                 910,016
North Fork Bancorporation                       6,571                 276,968
Northern Trust                                  9,550                 453,625
PNC Financial Services Group                   12,023                 679,420
Regions Financial                               9,642                 361,575
SouthTrust                                     14,383                 488,878
SunTrust Banks                                 12,220                 884,239
Synovus Financial                              13,094                 328,659
U.S. Bancorp                                   83,654               2,364,899
Union Planters                                  8,183                 247,699
Wachovia                                       57,411               2,654,685
Washington Mutual                              39,017               1,728,453
Wells Fargo                                    73,381               4,212,803
Zions Bancorp                                   3,900                 228,696
Total                                                              32,792,963

Beverages & tobacco (3.7%)
Altria Group                                   88,099               4,897,423
Anheuser-Busch Companies                       35,331               1,791,988
Brown-Forman Cl B                               5,280                 246,629
Coca-Cola                                     106,324               5,235,395
Coca-Cola Enterprises                          19,721                 451,611
Coors (Adolph) Cl B                             1,582                  89,446
Fortune Brands                                  6,317                 443,138
Pepsi Bottling Group                           11,404                 302,320
PepsiCo                                        74,454               3,518,696
RJ Reynolds Tobacco Holdings                    3,673                 216,927
UST                                             7,186                 256,612
Total                                                              17,450,185

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares                Value(a)

Broker dealers (2.4%)
Bear Stearns Companies                          4,246                $349,658
Franklin Resources                             10,895                 629,404
J.P. Morgan Chase                              88,494               3,441,531
Lehman Brothers Holdings                       11,787                 967,713
Merrill Lynch & Co                             40,995               2,410,096
Morgan Stanley                                 46,971               2,734,182
Schwab (Charles)                               58,832                 740,695
Total                                                              11,273,279

Building materials & construction (0.4%)
American Standard                               3,167(b)              336,335
Fluor                                           3,559                 131,897
Louisiana-Pacific                               4,593(b)               97,693
Masco                                          20,084                 535,439
Plum Creek Timber                               7,946                 239,969
Sherwin-Williams                                6,325                 213,406
Temple-Inland                                   2,354                 139,004
Total                                                               1,693,743

Cable (0.7%)
Comcast Cl A                                   97,627(b)            3,331,033

Cellular telecommunications (0.5%)
AT&T Wireless Services                        117,730(b)            1,300,916
Nextel Communications Cl A                     47,681(b)            1,258,302
Total                                                               2,559,218

Chemicals (1.4%)
Air Products & Chemicals                        9,849                 491,564
Dow Chemical                                   39,923               1,674,770
du Pont (EI) de Nemours                        43,228               1,897,708
Eastman Chemical                                3,357                 133,911
Ecolab                                         11,166                 303,380
Engelhard                                       5,450                 154,617
Great Lakes Chemical                            2,201                  56,346
Hercules                                        4,814(b)               58,731
Pall                                            5,421                 140,946
PPG Inds                                        7,379                 429,679
Praxair                                        14,098                 499,210
Rohm & Haas                                     9,648                 378,877
Sigma-Aldrich                                   3,015                 176,649
Total                                                               6,396,388

Computer hardware (3.9%)
Apple Computer                                 15,717(b)              354,576
Cisco Systems                                 299,420(b)            7,677,129
Dell                                          111,052(b)            3,716,910
EMC                                           104,230(b)            1,463,389
Gateway                                        14,074(b)               66,429
Hewlett-Packard                               132,251               3,146,251
Lexmark Intl Cl A                               5,567(b)              461,449
Network Appliance                              14,971(b)              334,752
NVIDIA                                          7,044(b)              156,729
Sun Microsystems                              141,684(b)              752,342
Total                                                              18,129,956

Computer software & services (7.5%)
Adobe Systems                                  10,144                 390,138
Autodesk                                        4,849                 123,892
Automatic Data Processing                      25,776               1,101,924
BMC Software                                    9,823(b)              195,478
Citrix Systems                                  7,119(b)              143,163
Computer Associates Intl                       25,113                 656,454
Computer Sciences                               8,130(b)              363,005
Compuware                                      16,665(b)              133,820
Comverse Technology                             8,368(b)              147,277
Concord EFS                                    20,184(b)              284,998
Convergys                                       6,207(b)              103,781
Deluxe                                          2,198                  88,777
Electronic Arts                                12,912(b)              605,056
Electronic Data Systems                        20,828                 499,039
Equifax                                         6,037                 157,022
First Data                                     31,621               1,238,278
Fiserv                                          8,397(b)              313,712
Intl Business Machines                         74,616               7,404,145
Intuit                                          8,604(b)              433,814
Mercury Interactive                             3,912(b)              183,629
Microsoft                                     468,974(d)           12,967,130
NCR                                             4,109(b)              170,729
Novell                                         16,202(b)              205,765
Oracle                                        226,711(b)            3,130,879
Parametric Technology                          11,556(b)               48,420
Paychex                                        16,347                 612,686
PeopleSoft                                     16,254(b)              350,274
QLogic                                          4,103(b)              184,471
SABRE Holdings Cl A                             6,223                 131,368
Siebel Systems                                 21,518(b)              286,835
State Street                                   14,493                 780,448

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares                Value(a)

Computer software & services (cont.)
SunGard Data Systems                           12,466(b)             $388,067
Symantec                                       13,370(b)              518,756
Unisys                                         14,338(b)              198,438
VERITAS Software                               18,541(b)              609,257
Total                                                              35,150,925

Electronics (4.6%)
Advanced Micro Devices                         15,110(b)              224,535
Agilent Technologies                           20,620(b)              760,053
Altera                                         16,422(b)              367,689
American Power Conversion                       8,617                 213,615
Analog Devices                                 15,940                 762,729
Applied Materials                              72,147(b)            1,569,919
Applied Micro Circuits                         13,318(b)               96,822
Broadcom Cl A                                  13,131(b)              532,987
Intel                                         283,310               8,669,285
Jabil Circuit                                   8,670(b)              256,632
KLA-Tencor                                      8,436(b)              481,443
Linear Technology                              13,547                 541,880
LSI Logic                                      16,448(b)              169,250
Maxim Integrated Products                      14,247                 728,734
Micron Technology                              26,479(b)              426,577
Millipore                                       2,126(b)              110,446
Molex                                           8,250                 286,605
Natl Semiconductor                              8,035(b)              308,946
Novellus Systems                                6,615(b)              225,307
PMC-Sierra                                      7,503(b)              164,391
Power-One                                       3,615(b)               45,260
Sanmina-SCI                                    22,448(b)              294,293
Solectron                                      36,263(b)              257,467
Symbol Technologies                            10,004                 173,069
Tektronix                                       3,668                 113,965
Teradyne                                        8,302(b)              223,324
Texas Instruments                              75,074               2,353,569
Thomas & Betts                                  2,536                  52,571
Xerox                                          34,337(b)              502,694
Xilinx                                         14,844(b)              622,112
Total                                                              21,536,169

Energy (4.8%)
Amerada Hess                                    3,901                 219,977
Anadarko Petroleum                             10,890                 543,411
Apache                                         14,050                 540,644
Ashland                                         2,985                 138,235
Burlington Resources                            8,612                 471,421
ChevronTexaco                                  46,358               4,003,013
ConocoPhillips                                 29,538               1,945,963
Devon Energy                                   10,094                 569,907
EOG Resources                                   4,983                 225,730
Exxon Mobil                                   286,704              11,694,657
Kerr-McGee                                      4,378                 213,296
Marathon Oil                                   13,465                 437,343
Occidental Petroleum                           16,712                 736,164
Sunoco                                          3,358                 186,201
Unocal                                         11,225                 413,305
Total                                                              22,339,267

Energy equipment & services (0.8%)
Baker Hughes                                   14,532                 509,783
BJ Services                                     6,873(b)              269,009
Halliburton                                    19,009                 573,121
Nabors Inds                                     6,367(b,c)            280,148
Noble                                           5,794(b)              214,957
Rowan Companies                                 4,514(b)              103,280
Schlumberger                                   25,386               1,553,116
Transocean                                     13,867(b)              373,577
Total                                                               3,876,991

Environmental services (0.2%)
Allied Waste Inds                              13,895(b)              189,667
Waste Management                               25,272                 701,550
Total                                                                 891,217

Finance companies (2.4%)
Citigroup                                     223,749              11,071,101
MGIC Investment                                 4,261                 293,753
Total                                                              11,364,854

Financial services (3.3%)
American Express                               55,787               2,891,998
Capital One Financial                          10,011                 711,582
Countrywide Financial                           7,983                 666,980
Fannie Mae                                     42,144               3,249,303
Federated Investors Cl B                        4,720                 145,801
Freddie Mac                                    30,166               1,882,962
Goldman Sachs Group                            20,531               2,043,861
H&R Block                                       7,724                 447,451
Janus Capital Group                            10,444                 175,250
MBNA                                           55,413               1,493,934
Moody's                                         6,460                 412,729
Providian Financial                            12,591(b)              172,371
SLM                                            19,548                 750,643
T. Rowe Price Group                             5,408                 281,919
Total                                                              15,326,784

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares                Value(a)

Food (1.4%)
Archer-Daniels-Midland                         28,058                $439,388
Campbell Soup                                  17,806                 468,832
ConAgra Foods                                  23,298                 604,350
General Mills                                  16,188                 735,422
Heinz (HJ)                                     15,252                 539,616
Hershey Foods                                   5,636                 425,574
Kellogg                                        17,711                 669,653
McCormick                                       6,030                 178,970
Sara Lee                                       34,270                 730,636
Sysco                                          28,079               1,065,037
Wrigley (Wm) Jr                                 9,757                 549,026
Total                                                               6,406,504

Furniture & appliances (0.2%)
Black & Decker                                  3,372                 172,815
Leggett & Platt                                 8,329                 205,227
Maytag                                          3,411                  97,691
Stanley Works                                   3,523                 133,451
Whirlpool                                       3,024                 229,673
Total                                                                 838,857

Health care products (11.3%)
Abbott Laboratories                            67,805               2,921,039
Allergan                                        5,649                 468,020
Amgen                                          55,960(b)            3,608,860
Applera-Applied Biosystems Group                9,024                 213,327
Bard (CR)                                       2,257                 212,609
Bausch & Lomb                                   2,275                 122,281
Baxter Intl                                    26,466                 771,484
Becton, Dickinson & Co                         11,010                 496,111
Biogen Idec                                    14,204(b)              607,789
Biomet                                         11,099                 429,087
Boston Scientific                              35,522(b)            1,448,942
Bristol-Myers Squibb                           84,111               2,359,314
Chiron                                          8,152(b)              421,458
Forest Laboratories                            15,850(b)            1,180,667
Genzyme                                         9,732(b)              533,800
Guidant                                        13,491                 861,805
Johnson & Johnson                             128,739               6,877,237
King Pharmaceuticals                           10,469(b)              174,623
Lilly (Eli)                                    48,702               3,313,684
Medco Health Solutions                         11,730(b)              432,251
MedImmune                                      10,728(b)              252,108
Medtronic                                      52,568               2,587,397
Merck & Co                                     96,517               4,594,209
PerkinElmer                                     5,504                 113,658
Pfizer                                        331,006              12,124,750
Schering-Plough                                63,731               1,117,842
St. Jude Medical                                7,493(b)              538,372
Stryker                                         8,649                 767,512
Waters                                          5,274(b)              199,937
Watson Pharmaceuticals                          4,688(b)              218,039
Wyeth                                          57,763               2,365,395
Zimmer Holdings                                10,484(b)              802,026
Total                                                              53,135,633

Health care services (1.6%)
Aetna                                           6,627                 463,890
AmerisourceBergen                               4,846                 266,772
Anthem                                          6,007(b)              491,252
Cardinal Health                                18,775               1,203,665
Express Scripts Cl A                            3,415(b)              236,216
HCA                                            21,484                 964,632
Health Management  Associates Cl A             10,407                 255,076
Humana                                          6,995(b)              163,193
IMS Health                                     10,391                 267,360
Manor Care                                      3,871                 138,195
McKesson                                       12,631                 371,100
Quest Diagnostics                               4,500                 382,500
Tenet Healthcare                               20,151(b)              249,872
UnitedHealth Group                             25,438               1,548,666
WellPoint Health Networks                       6,584(b)              691,320
Total                                                               7,693,709

Home building (0.1%)
Centex                                          2,688                 284,659
KB HOME                                         2,013                 135,958
Pulte Homes                                     5,394                 232,697
Total                                                                 653,314

Household products (2.5%)
Alberto-Culver                                  2,552                 159,959
Avon Products                                  10,252                 649,157
Clorox                                          9,161                 447,790
Colgate-Palmolive                              23,298               1,194,488
Gillette                                       43,873               1,590,396
Intl Flavors/Fragrances                         4,063                 148,950
Kimberly-Clark                                 21,875               1,291,938
Newell Rubbermaid                              11,910                 290,961
Procter & Gamble                               56,242               5,684,941
Tupperware                                      2,535                  44,743
Total                                                              11,503,323

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares                Value(a)

Industrial services (0.1%)
Cintas                                          7,413                $334,697

Industrial transportation (1.4%)
Burlington Northern Santa Fe                   16,096                 517,164
CSX                                             9,288                 293,129
FedEx                                          12,934                 870,200
Norfolk Southern                               16,928                 377,494
Ryder System                                    2,788                 102,598
Union Pacific                                  11,077                 713,359
United Parcel Service Cl B                     48,762               3,475,269
Total                                                               6,349,213

Insurance (4.7%)
ACE                                            12,100(c)              525,382
AFLAC                                          22,236                 820,064
Allstate                                       30,508(d)            1,386,893
Ambac Financial Group                           4,643                 347,157
American Intl Group                           113,108               7,855,350
Aon                                            13,593                 333,980
Chubb                                           8,139                 581,857
CIGNA                                           6,099                 378,260
Cincinnati Financial                            6,952                 301,161
Hartford Financial Services Group              12,262                 788,937
Jefferson-Pilot                                 6,112                 313,790
John Hancock Financial Services                12,555                 520,781
Lincoln Natl                                    7,714                 340,573
Loews                                           8,049                 431,909
Marsh & McLennan                               22,996               1,079,202
MBIA                                            6,243                 393,309
MetLife                                        32,965               1,105,976
Principal Financial Group                      14,015                 486,321
Progressive                                     9,365                 774,017
Prudential Financial                           23,452               1,020,162
SAFECO                                          6,020                 262,051
St. Paul Companies                              9,906                 417,340
Torchmark                                       4,916                 233,215
Travelers Property Casualty Cl B               43,578                 788,762
UnumProvident                                  12,832                 200,564
XL Capital Cl A                                 5,945(c)              472,628
Total                                                              22,159,641

Leisure time & entertainment (1.2%)
Brunswick                                       3,970                 138,355
Carnival                                       27,320               1,213,554
Harley-Davidson                                13,133                 670,308
Hasbro                                          7,573                 149,567
Mattel                                         18,654                 352,747
Viacom Cl B                                    75,862               3,057,239
Total                                                               5,581,770

Lodging & gaming (0.3%)
Harrah's Entertainment                          4,800                 254,400
Hilton Hotels                                  16,460                 263,360
Intl Game Technology                           15,026                 562,874
Marriott Intl Cl A                             10,024                 444,965
Total                                                               1,525,599

Machinery (0.8%)
Caterpillar                                    15,053               1,176,091
Deere & Co                                     10,404                 651,290
Illinois Tool Works                            13,373               1,044,431
Ingersoll-Rand Cl A                             7,519(c)              500,239
Parker-Hannifin                                 5,148                 283,089
Thermo Electron                                 7,068(b)              196,985
Total                                                               3,852,125

Media (3.4%)
American Greetings Cl A                         2,892(b)               60,674
Cendant                                        43,944(b)              995,332
Clear Channel Communications                   26,710               1,201,683
Disney (Walt)                                  88,713               2,129,112
Donnelley (RR) & Sons                           4,932                 154,125
Dow Jones                                       3,541                 175,209
eBay                                           28,016(b)            1,877,912
Gannett                                        11,751               1,007,178
Interpublic Group of Companies                 17,993(b)              297,604
Knight-Ridder                                   3,472                 267,066
McGraw-Hill Companies                           8,302                 622,816
Meredith                                        2,179                 109,843
Monster Worldwide                               4,900(b)              119,952
New York Times Cl A                             6,454                 313,664
Omnicom Group                                   8,233                 678,399
Time Warner                                   196,126(b)            3,445,935
Tribune                                        13,539                 693,061
Univision Communications Cl A                  13,996(b)              495,039
Yahoo!                                         28,507(b)            1,335,553
Total                                                              15,980,157

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP S&P 500 Index Fund
Common stocks (continued)

Metals (0.4%)
Alcoa                                          37,528              $1,282,707
Allegheny Technologies                          3,502                  32,919
Nucor                                           3,396                 191,229
Phelps Dodge                                    3,867(b)              292,616
United States Steel                             4,486                 152,748
Worthington Inds                                3,739                  61,058
Total                                                               2,013,277

Multi-industry (5.3%)
3M                                             34,036               2,691,908
Apollo Group Cl A                               7,643(b)              567,569
Cooper Inds Cl A                                4,058                 228,465
Crane                                           2,586                  77,683
Danaher                                         6,669                 610,547
Dover                                           8,789                 363,161
Eastman Kodak                                  12,422                 352,909
Emerson Electric                               18,243               1,165,728
General Electric                              435,510              14,646,202
Grainger (WW)                                   3,967                 190,971
ITT Inds                                        4,012                 299,054
Monsanto                                       11,358                 347,441
Pitney Bowes                                   10,138                 411,400
Robert Half Intl                                7,432(b)              174,578
Textron                                         5,893                 313,979
Tyco Intl                                      86,705(c)            2,319,359
Vulcan Materials                                4,418                 210,739
Total                                                              24,971,693

Paper & packaging (0.6%)
Avery Dennison                                  4,799                 298,306
Ball                                            2,452                 153,422
Bemis                                           2,311                 112,014
Boise Cascade                                   3,753                 121,785
Georgia-Pacific                                11,029                 309,915
Intl Paper                                     20,831                 880,526
MeadWestvaco                                    8,703                 234,720
Pactiv                                          6,827(b)              148,078
Sealed Air                                      3,695(b)              183,974
Weyerhaeuser                                    9,527                 585,529
Total                                                               3,028,269

Precious metals (0.2%)
Freeport McMoRan Cooper &
  Gold Cl B                                     8,460                 311,836
Newmont Mining                                 18,735                 780,500
Total                                                               1,092,336

Real estate investment trust (0.4%)
Apartment Investment
  & Management Cl A                             4,090                 143,886
Equity Office Properties Trust                 17,346                 514,309
Equity Residential                             11,940                 347,454
ProLogis                                        7,795                 254,429
Simon Property Group                            8,306                 432,327
Starwood Hotels &  Resorts Worldwide            8,782                 310,356
Total                                                               2,002,761

Restaurants (0.6%)
Darden Restaurants                              7,154                 143,080
McDonald's                                     55,046               1,416,884
Starbucks                                      16,959(b)              623,413
Wendy's Intl                                    4,945                 196,465
Yum! Brands                                    12,766(b)              432,895
Total                                                               2,812,737

Retail -- drugstores (0.5%)
CVS                                            17,122                 611,598
Walgreen                                       44,462               1,536,162
Total                                                               2,147,760

Retail -- general (5.4%)
AutoZone                                        3,859(b)              325,391
Bed Bath & Beyond                              12,839(b)              521,392
Best Buy                                       14,030                 706,972
Big Lots                                        5,074(b)               71,696
Circuit City Stores                             9,086                  97,220
Costco Wholesale                               19,864(b)              736,557
Dillard's Cl A                                  3,616                  61,327
Dollar General                                 14,609                 324,612
Family Dollar Stores                            7,486                 259,315
Federated Dept Stores                           7,848                 372,623
Gap                                            38,851                 721,852
Home Depot                                     98,681               3,500,215
Kohl's                                         14,739(b)              652,938

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares                Value(a)

Retail -- general (cont.)
Limited Brands                                 22,402                $407,716
Lowe's Companies                               34,100               1,826,055
May Dept Stores                                12,523                 412,007
Nordstrom                                       5,952                 233,914
Office Depot                                   13,585(b)              216,681
Penney (JC)                                    11,847                 310,154
RadioShack                                      7,120                 231,970
Sears, Roebuck & Co                            11,005                 486,971
Staples                                        21,484(b)              571,689
Target                                         39,531               1,500,597
Tiffany                                         6,364                 252,269
TJX Companies                                  21,820                 501,642
Toys "R" Us                                     9,268(b)              130,864
Wal-Mart Stores                               187,713              10,108,344
Total                                                              25,542,983

Retail -- grocery (0.3%)
Albertson's                                    15,906                 371,564
Kroger                                         32,327(b)              599,020
Safeway                                        19,175(b)              433,163
SUPERVALU                                       5,820                 168,198
Winn-Dixie Stores                               6,145                  40,311
Total                                                               1,612,256

Telecom equipment & services (1.4%)
ADC Telecommunications                         34,918(b)              122,213
Andrew Corp                                     6,669(b)              114,307
Avaya                                          18,080(b)              314,230
CIENA                                          20,554(b)              149,017
Corning                                        57,670(b)              745,096
Globix                                            104(b)                    3
JDS Uniphase                                   62,242(b)              317,434
Lucent Technologies                           181,888(b)              814,858
Motorola                                      100,958               1,673,884
QUALCOMM                                       34,699               2,027,116
Scientific-Atlanta                              6,593                 223,107
Tellabs                                        18,106(b)              179,249
Total                                                               6,680,514

Textiles & apparel (0.3%)
Jones Apparel Group                             5,470                 186,363
Liz Claiborne                                   4,738                 169,478
Nike Cl B                                      11,374                 792,313
Reebok Intl                                     2,558                  99,199
VF                                              4,692                 199,410
Total                                                               1,446,763

Utilities -- electric (2.4%)
AES                                            27,013(b)              263,647
Allegheny Energy                                5,510(b)               69,536
Ameren                                          7,052                 340,541
American Electric Power                        17,143                 559,719
Calpine                                        17,921(b)              104,300
CenterPoint Energy                             13,281                 139,451
Cinergy                                         7,733                 299,035
CMS Energy                                      6,994                  61,407
Consolidated Edison                             9,770                 428,219
Constellation Energy Group                      7,261                 292,110
Dominion Resources                             14,064                 902,346
DTE Energy                                      7,308                 285,743
Duke Energy                                    39,373                 855,575
Edison Intl                                    14,124                 310,728
Entergy                                         9,934                 580,940
Exelon                                         14,177                 949,575
FirstEnergy                                    14,301                 536,574
FPL Group                                       7,988                 525,211
PG&E                                           17,986(b)              482,924
Pinnacle West Capital                           3,964                 155,587
PPL                                             7,697                 351,907
Progress Energy                                10,636                 476,280
Public Service Enterprise Group                10,190                 463,034
Southern Co                                    31,751                 946,180
TECO Energy                                     8,150                 116,301
TXU                                            14,056                 337,344
Xcel Energy                                    17,290                 299,463
Total                                                              11,133,677

Utilities -- natural gas (0.4%)
Dynegy Cl A                                    16,361(b)               73,134
El Paso                                        26,385                 224,273
KeySpan                                         6,904                 251,789
Kinder Morgan                                   5,351                 315,726
Nicor                                           1,911                  63,350
NiSource                                       11,391                 239,211
Peoples Energy                                  1,604                  68,106
Sempra Energy                                   9,806                 305,358
Williams Companies                             22,479                 227,937
Total                                                               1,768,884

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares                Value(a)

Utilities -- telephone (2.9%)
ALLTEL                                         13,543                $659,273
AT&T                                           34,254                 666,583
BellSouth                                      80,155               2,342,931
CenturyTel                                      6,261                 165,290
Citizens Communications                        12,340(b)              144,748
McLeodUSA Cl A Escrow                           2,746(b,e)                 --
Qwest Communications Intl                      76,705(b)              309,888
SBC Communications                            143,596               3,661,698
Sprint (FON Group)                             39,202                 682,507
Sprint (PCS Group)                             44,899(b)              365,029
Verizon Communications                        119,779               4,415,054
Total                                                              13,413,001

Total common stocks
(Cost: $439,220,978)                                             $453,864,293

Other (--%) (b)
Issuer                                          Shares                Value(a)

Bank United
  Rights                                           60                     $11
Interactive
  Warrants                                         50                   1,982
Motient
  Warrants                                          4(e)                   --
Orbital Sciences
  Warrants                                         13                     102
Spectrasite
  Warrants                                          5                     226

Total other
(Cost: $15,073)                                                        $2,321

Short-term securities (3.1%)
Issuer              Annualized                  Amount                Value(a)
                   yield on date              payable at
                    of purchase                maturity

U.S. government agencies (1.7%)
Federal Home Loan Mtge Corp Disc Nts
   04-06-04             1.03%              $4,300,000              $4,292,277
   04-13-04             1.00                  900,000                 898,207
Federal Natl Mtge Assn Disc Nts
   02-18-04             1.08                  400,000                 399,793
   02-25-04             1.08                  500,000                 499,647
   04-07-04             1.00                  700,000                 698,723
   04-30-04             1.00                1,300,000               1,296,790
Total                                                               8,085,437

Commercial paper (1.4%)
Citigroup Global Markets
   02-02-04             1.02                2,800,000               2,799,763
Dorado Finance
   04-13-04             1.06                  600,000(f)              598,735
Galaxy Funding
   03-10-04             1.10                  500,000(f)              499,432
Grampian Funding LLC
   04-27-04             1.04                  900,000(f)              897,737
Scaldis Capital LLC
   04-13-04             1.04                  700,000(f)              698,524
Special Purpose Accounts Receivable
   02-24-04             1.11                1,100,000(f)            1,099,167
Total                                                               6,593,358

Total short-term securities
(Cost: $14,678,324)                                               $14,678,795

Total investments in securities
(Cost: $453,914,375)(g)                                          $468,545,409

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP S&P 500 Index Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2004, the value of foreign securities represented 0.9% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

     Type of security                                              Contracts
     Purchase contracts

     E-Mini S&P 500 Index, March 2004                                 255

(e)  Negligible market value.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $3,793,595 or 0.8% of net assets.

(g) At Jan. 31, 2004, the cost of securities for federal income tax purposes was $461,984,428 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $ 39,143,590
     Unrealized depreciation                                 (32,582,609)
                                                             -----------
     Net unrealized appreciation                            $  6,560,981
                                                            ------------

--------------------------------------------------------------------------------
19   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Investments in Securities

AXP Mid Cap Index Fund

Jan. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (99.8%)
Issuer                                          Shares                Value(a)

Aerospace & defense (1.0%)
L-3 Communications Holdings                     4,307(b)             $230,252
Precision Castparts                             2,759                 129,094
Sequa Cl A                                        465(b)               26,459
Titan                                           3,626(b)               78,829
Total                                                                 464,634

Airlines (0.3%)
Alaska Air Group                                1,189(b)               33,054
JetBlue Airways                                 4,514(b)              102,603
Total                                                                 135,657

Automotive & related (1.8%)
Bandag                                            857                  35,917
BorgWarner                                      1,220                 113,362
CarMax                                          4,613(b)              153,844
Gentex                                          3,415                 149,338
Lear                                            3,011                 197,701
Modine Mfg                                      1,523                  40,771
O'Reilly Automotive                             2,415(b)               92,905
Superior Inds Intl                              1,191                  49,284
Total                                                                 833,122

Banks and savings & loans (9.5%)
Associated Banc-Corp                            3,261                 140,843
Astoria Financial                               3,533                 139,448
Bank of Hawaii                                  2,490                 109,037
Banknorth Group                                 7,194                 231,647
City Natl                                       2,178                 131,813
Colonial BancGroup                              5,537                  93,354
Commerce Bancorp                                3,376                 197,665
Compass Bancshares                              5,417                 213,538
Cullen/Frost Bankers                            2,307                  93,272
FirstMerit                                      3,765                  97,739
Greater Bay Bancorp                             2,329                  63,395
GreenPoint Financial                            5,934                 234,868
Hibernia Cl A                                   6,907                 156,651
Independence Community Bank                     2,422                  93,610
IndyMac Bancorp                                 2,474                  77,040
M&T Bank                                        5,343                 480,709
Mercantile Bankshares                           3,543                 154,794
Natl Commerce Financial                         9,124                 258,939
New York Community Bancorp                      9,013                 371,785
Provident Financial Group                       2,177                  74,214
Silicon Valley Bancshares                       1,546(b)               53,461
Sovereign Bancorp                              13,018                 294,337
TCF Financial                                   3,157                 158,039
Washington Federal                              3,103                  86,884
Webster Financial                               2,031                 102,261
Westamerica Bancorporation                      1,454                  71,740
Wilmington Trust                                2,938                 109,676
Total                                                               4,290,759

Beverages & tobacco (0.7%)
Constellation Brands                            4,679(b)              156,934
PepsiAmericas                                   6,423                 110,347
Universal                                       1,113                  54,392
Total                                                                 321,673

Broker dealers (1.9%)
E*TRADE Financial                              16,291(b)              227,911
Eaton Vance                                     3,069                 115,855
Edwards (AG)                                    3,501                 133,213
LaBranche                                       2,662                  26,567
Legg Mason                                      2,946                 260,868
Raymond James Financial                         2,165                  82,357
Total                                                                 846,771

Building materials & construction (0.1%)
Potlatch                                        1,280                  47,744

Cellular telecommunications (0.1%)
Price Communications                            2,408(b)               36,000

Chemicals (2.2%)
Airgas                                          3,290                  74,650
Albemarle                                       1,830                  54,150
Cabot                                           2,746                  86,444
Crompton                                        4,952                  35,159
Cytec Inds                                      1,738(b)               60,674
Ferro                                           1,838                  47,696
FMC                                             1,571(b)               53,712

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
20   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                          Shares                Value(a)

Chemicals (cont.)
IMC Global                                      5,123                 $57,941
Lubrizol                                        2,294                  72,835
Lyondell Chemical                               7,870                 134,891
Minerals Technologies                             907                  48,008
Olin                                            2,611                  49,792
RPM Intl                                        5,146                  86,967
Valspar                                         2,254                 111,573
Total                                                                 974,492

Computer hardware (1.4%)
Natl Instruments                                2,315                 114,060
Quantum                                         7,922(b)               28,915
SanDisk                                         3,529(b)              192,119
Storage Technology                              4,923(b)              142,767
Tech Data                                       2,529(b)              104,928
Varian                                          1,543(b)               61,720
Total                                                                 644,509

Computer software & services (7.3%)
3Com                                           16,600(b)              127,820
Activision                                      3,947(b)               74,243
Acxiom                                          3,778(b)               71,895
Advent Software                                 1,459(b)               27,502
Affiliated Computer Services Cl A               5,841(b)              323,884
Ascential Software                              2,643(b)               63,961
Avocent                                         2,088(b)               76,337
BISYS Group                                     5,261(b)               94,698
Cadence Design Systems                         11,708(b)              194,002
Ceridian                                        6,648(b)              136,683
Certegy                                         2,887                  92,586
CheckFree                                       3,543(b)              111,215
ChoicePoint                                     3,890(b)              149,765
Cognizant Technology Solutions                  2,845(b)              153,715
CSG Systems Intl                                2,330(b)               33,389
DST Systems                                     3,713(b)              158,954
Fair Isaac                                      2,144                 127,289
Henry (Jack) & Associates                       3,970                  72,492
Internet Security Systems                       2,216(b)               39,533
Investment Technology Group                     2,080(b)               33,800
Investors Financial Services                    2,905                 120,383
Keane                                           2,851(b)               45,987
Macromedia                                      2,787(b)               50,305
McDATA Cl A                                     5,137(b)               45,154
Mentor Graphics                                 3,034(b)               47,391
Network Associates                              7,184(b)              124,642
Retek                                           2,432(b)               23,372
Reynolds & Reynolds Cl A                        2,982                  79,351
RSA Security                                    2,679(b)               44,284
SEI Investments                                 4,691                 159,119
Sybase                                          4,303(b)               93,031
Synopsys                                        6,912(b)              243,924
Transaction Systems Architects Cl A             1,586(b)               35,590
Wind River Systems                              3,746(b)               31,391
Total                                                               3,307,687

Electronics (5.6%)
Arrow Electronics                               4,489(b)              120,126
Atmel                                          20,981(b)              148,126
Avnet                                           5,332(b)              140,498
Cabot Microelectronics                          1,102(b)               50,031
Credence Systems                                2,826(b)               40,073
Cree                                            3,302(b)               82,781
Cypress Semiconductor                           5,353(b)              113,484
Fairchild Semiconductor Intl Cl A               5,241(b)              128,405
Integrated Circuit Systems                      3,210(b)               82,658
Integrated Device Technology                    4,666(b)               85,015
Intersil Cl A                                   6,183                 162,241
Intl Rectifier                                  2,861(b)              144,767
KEMET                                           3,847(b)               58,474
Lam Research                                    5,807(b)              155,336
Lattice Semiconductor                           5,018(b)               53,843
LTX                                             2,333(b)               40,641
Micrel                                          4,102(b)               69,529
Microchip Technology                            9,233                 265,909
Newport                                         1,736(b)               34,842
Plexus                                          1,892(b)               41,492
RF Micro Devices                                8,255(b)               78,588
Semtech                                         3,284(b)               81,870
Silicon Laboratories                            2,214(b)              113,512
TriQuint Semiconductor                          5,975(b)               51,206
Vishay Intertechnology                          7,140(b)              165,933
Total                                                               2,509,380

Energy (2.8%)
Arch Coal                                       2,344                  64,741
Forest Oil                                      2,377(b)               59,068
Murphy Oil                                      4,089                 247,630
Noble Energy                                    2,525                 111,605
Pioneer Natural Resources                       5,252(b)              167,644
Pogo Producing                                  2,838                 113,236
Valero Energy                                   5,352                 283,229
XTO Energy                                      8,201                 215,112
Total                                                               1,262,265

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                          Shares                Value(a)

Energy equipment & services (3.3%)
Cooper Cameron                                  2,404(b)             $100,247
ENSCO Intl                                      6,671                 190,124
FMC Technologies                                2,947(b)               72,526
Grant Prideco                                   5,403(b)               73,481
Hanover Compressor                              3,276(b)               40,852
Helmerich & Payne                               2,230                  64,715
Natl-Oilwell                                    3,785(b)               97,312
Patterson-UTI Energy                            3,601(b)              124,523
Pride Intl                                      6,036(b)              113,779
Smith Intl                                      4,455(b)              215,888
Tidewater                                       2,695                  86,375
Varco Intl                                      4,344(b)               94,265
Weatherford Intl                                5,791(b)              233,492
Total                                                               1,507,579

Engineering & construction (0.8%)
Dycom Inds                                      2,148(b)               55,569
Granite Construction                            1,849                  39,421
Hovnanian Enterprises Cl A                      1,337(b)               98,644
Jacobs Engineering Group                        2,467(b)              110,718
Quanta Services                                 5,189(b)               42,446
Total                                                                 346,798

Environmental services (0.6%)
Republic Services                               7,051                 175,922
Stericycle                                      1,873(b)               82,787
Total                                                                 258,709

Financial services (0.9%)
AmeriCredit                                     6,964(b)              119,781
Radian Group                                    4,178                 194,528
Waddell & Reed Financial Cl A                   3,667                  97,322
Total                                                                 411,631

Food (2.2%)
Dean Foods                                      6,945(b)              222,240
Hormel Foods                                    6,165                 166,270
Interstate Bakeries                             1,995                  28,768
Sensient Technologies                           2,078                  42,454
Smithfield Foods                                4,926(b)              113,347
Smucker (JM)                                    2,227                 103,756
Tootsie Roll Inds                               2,296                  82,656
Tyson Foods Cl A                               15,596                 239,866
Total                                                                 999,357

Furniture & appliances (1.0%)
Furniture Brands Intl                           2,484                  76,060
HON Inds                                        2,592                 108,527
Miller (Herman)                                 3,246                  78,358
Mohawk Inds                                     2,958(b)              205,818
Total                                                                 468,763

Health care products (6.4%)
Apogent Technologies                            4,025(b)              109,319
Barr Pharmaceuticals                            2,992(b)              225,268
Beckman Coulter                                 2,744                 149,575
Cytyc                                           4,883(b)               79,105
DENTSPLY Intl                                   3,522                 147,924
Edwards Lifesciences                            2,638(b)               91,882
Gilead Sciences                                 9,012(b)              494,487
IVAX                                            8,742(b)              218,550
Millennium Pharmaceuticals                     13,410(b)              236,552
Mylan Laboratories                             11,965                 291,826
Perrigo                                         3,110                  51,844
Pharmaceutical Resources                        1,515(b)               93,945
Protein Design Labs                             4,172(b)               84,274
Sepracor                                        3,779(b)              102,222
STERIS                                          3,089(b)               78,152
Valeant Pharmaceuticals Intl                    3,697                  86,806
Varian Medical Systems                          3,027(b)              251,059
Vertex Pharmaceuticals                          3,459(b)               34,279
VISX                                            2,150(b)               42,936
Total                                                               2,870,005

Health care services (5.5%)
AdvancePCS                                      4,134(b)              236,010
Apria Healthcare Group                          2,272(b)               69,182
Charles River Laboratories Intl                 2,036(b)               81,745
Community Health Systems                        4,383(b)              123,864
Covance                                         2,760(b)               79,019
Coventry Health Care                            2,673(b)              177,220
First Health Group                              4,199(b)               83,224
Health Net                                      5,058(b)              168,431
Hillenbrand Inds                                2,750                 171,875
LifePoint Hospitals                             1,678(b)               57,908
Lincare Holdings                                4,378(b)              140,884
Omnicare                                        4,560                 200,777
Oxford Health Plans                             3,604                 173,713
PacifiCare Health Systems                       3,720(b)              122,202
Patterson Dental                                3,036(b)              200,224

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
22   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                          Shares                Value(a)

Health care services (cont.)
Schein (Henry)                                  1,942(b)             $136,212
Triad Hospitals                                 3,352(b)              120,169
Universal Health Services Cl B                  2,581                 141,749
Total                                                               2,484,408

Home building (1.8%)
Alexander & Baldwin                             1,860                  60,022
D.R. Horton                                    10,495                 294,895
Lennar                                          7,014                 309,318
Toll Brothers                                   3,251(b)              127,147
Total                                                                 791,382

Household products (1.2%)
Church & Dwight                                 1,801                  71,770
Dial                                            4,289                 122,665
Energizer Holdings                              3,763(b)              156,127
Scotts Cl A                                     1,436(b)               90,626
Viad                                            3,932                  98,575
Total                                                                 539,763

Indexes (2.1%)
S&P Mid-Cap 400
  Depositary Receipts                           8,710                 936,325

Industrial services (0.5%)
Fastenal                                        3,376                 162,318
United Rentals                                  3,430(b)               76,832
Total                                                                 239,150

Industrial transportation (1.8%)
ArvinMeritor                                    3,049                  67,688
C.H. Robinson Worldwide                         3,758                 142,428
CNF                                             2,212                  70,651
EGL                                             2,108(b)               33,833
Expeditors Intl of Washington                   4,672                 174,780
GATX                                            2,189                  49,471
Hunt (JB) Transport Services                    3,561(b)               93,690
Overseas Shipbuilding Group                     1,727                  60,825
Swift Transportation                            3,722(b)               73,696
Werner Enterprises                              3,550                  64,930
Total                                                                 831,992

Insurance (5.1%)
Allmerica Financial                             2,361(b)               81,879
American Financial Group                        3,248                  92,958
AmerUs Group                                    1,744                  63,918
Berkley (WR)                                    3,712                 142,949
Brown & Brown                                   3,056                 105,921
Everest Re Group                                2,478(c)              210,828
Fidelity Natl Financial                         6,599                 271,946
First American                                  3,481                 104,639
Gallagher (Arthur J)                            4,008                 125,370
HCC Insurance Holdings                          2,840                  87,472
Horace Mann Educators                           1,902                  29,671
Leucadia Natl                                   3,099                 152,440
MONY Group                                      2,099                  66,643
Ohio Casualty                                   2,712(b)               48,409
Old Republic Intl                               8,068                 208,719
PMI Group                                       4,227                 163,247
Protective Life                                 3,068                 108,607
StanCorp Financial Group                        1,300                  84,500
Unitrin                                         3,008                 132,532
Total                                                               2,282,648

Leisure time & entertainment (0.6%)
Boyd Gaming                                     2,870                  47,412
Callaway Golf                                   3,362                  60,213
Intl Speedway Cl A                              2,368                 111,321
Six Flags                                       4,122(b)               29,843
Total                                                                 248,789

Lodging & gaming (1.1%)
Caesars Entertainment                          13,488(b)              154,438
Extended Stay America                           4,322                  66,127
GTECH Holdings                                  2,623                 145,865
Mandalay Resort Group                           2,881                 135,032
Total                                                                 501,462

Machinery (2.2%)
AGCO                                            3,355(b)               67,637
Blyth                                           2,025                  67,372
Donaldson                                       1,931                 104,313
Federal Signal                                  2,136                  39,516
Flowserve                                       2,460(b)               47,355
Graco                                           2,046                  84,357
Harsco                                          1,819                  83,674
Kennametal                                      1,605                  68,052
Nordson                                         1,509                  54,656
SPX                                             3,391(b)               192,405
Tecumseh Products Cl A                            823                  36,681
Teleflex                                        1,767                  86,406
Trinity Inds                                    2,062                  66,190
Total                                                                 998,614

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                          Shares                Value(a)

Media (3.6%)
Banta                                           1,136                 $52,256
Belo Cl A                                       5,092                 140,285
Catalina Marketing                              2,378(b)               45,420
Dun & Bradstreet                                3,235(b)              161,459
Emmis Communications Cl A                       2,436(b)               63,263
Entercom Communications                         2,286(b)              108,836
Gartner Cl A                                    5,754(b)               65,423
Harte-Hanks                                     3,889                  84,391
Lee Enterprises                                 1,985                  89,742
Macrovision                                     2,178(b)               52,708
Media General Cl A                              1,048                  67,386
Reader's Digest Assn                            4,402                  61,012
Scholastic                                      1,751(b)               56,207
Valassis Communications                         2,316(b)               70,870
Washington Post Cl B                              424                 358,495
Westwood One                                    4,449(b)              135,917
Total                                                               1,613,670

Metals (0.3%)
Carpenter Technology                              995                  30,109
Peabody Energy                                  2,413                  96,592
Total                                                                 126,701

Miscellaneous (0.3%)
Aqua America                                    4,113                  89,664
Rollins                                         2,008                  50,802
Total                                                                 140,466

Multi-industry (4.9%)
AMETEK                                          1,485                  76,478
Brink's                                         2,415                  57,260
Career Education                                4,457(b)              224,454
Carlisle Companies                              1,373                  79,854
Corinthian Colleges                             1,972(b)              122,836
DeVry                                           3,118(b)               92,386
Diebold                                         3,233                 169,377
Education Management                            3,221(b)              108,129
Harris                                          2,963                 144,239
Hubbell Cl B                                    2,658                 106,719
Imation                                         1,585                  58,090
ITT Educational Services                        2,015(b)              111,571
Kelly Service Cl A                              1,543                  44,901
Korn/Ferry Intl                                 1,674(b)               21,427
Lancaster Colony                                1,592                  68,154
Manpower                                        3,857                 178,887
Martin Marietta Materials                       2,177                 100,142
MPS Group                                       4,648(b)               47,642
Pentair                                         2,197                 100,359
Ruddick                                         2,060                  38,934
Sylvan Learning Systems                         1,940(b)               58,607
YORK Intl                                       1,784                  68,060
Zebra Technologies Cl A                         2,104(b)              135,918
Total                                                               2,214,424

Paper & packaging (1.1%)
Bowater                                         2,465                 110,309
Glatfelter                                      1,948                  23,376
Longview Fibre                                  2,274                  29,175
Packaging Corp of America                       4,693                 101,557
Rayonier                                        2,174                  85,873
Sonoco Products                                 4,319                 101,842
Wausau-Mosinee Paper                            2,295                  29,169
Total                                                                 481,301

Real estate investment trust (1.7%)
AMB Property                                    3,639                 127,183
Highwoods Properties                            2,365                  64,565
Hospitality Properties Trust                    2,785                 116,552
Liberty Property Trust                          3,565                 137,538
Mack-Cali Realty                                2,595                 105,279
New Plan Excel Realty Trust                     4,348                 109,613
United Dominion Realty Trust                    5,650                 104,525
Total                                                                 765,255

Restaurants (1.8%)
Applebee's Intl                                 2,446                  93,242
Bob Evans Farms                                 1,557                  49,092
Brinker Intl                                    4,304(b)              152,146
CBRL Group                                      2,203                  82,679
Cheesecake Factory (The)                        2,300(b)               98,463
Krispy Kreme Doughnuts                          2,682(b)               95,586
Outback Steakhouse                              3,329                 147,608
Ruby Tuesday                                    2,894                  80,858
Total                                                                 799,674

Retail -- drugstores (0.1%)
Longs Drug Stores                               1,668                  37,146

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
24   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                          Shares                Value(a)

Retail -- general (5.3%)
99 Cents Only Stores                            3,209(b)              $81,348
Abercrombie & Fitch                             4,303(b)              111,448
American Eagle Outfitters                       3,169(b)               58,943
Barnes & Noble                                  2,964(b)              100,331
BJ's Wholesale Club                             3,105(b)               67,223
Borders Group                                   3,446                  75,709
CDW                                             3,704                 251,649
Claire's Stores                                 4,354                  79,678
Copart                                          3,958(b)               66,692
Dollar Tree Stores                              5,122(b)              163,955
Michaels Stores                                 2,983                 133,549
Neiman Marcus Group Cl A                        2,178                 120,226
Payless ShoeSource                              3,029(b)               40,710
PETsMART                                        6,365                 149,387
Pier 1 Imports                                  3,959                  82,149
Rent-A-Center                                   3,601(b)              112,243
Ross Stores                                     6,765                 189,082
Saks                                            6,102(b)              103,734
Sotheby's Holdings Cl A                         2,746(b)               38,499
Whole Foods Market                              2,665                 179,808
Williams-Sonoma                                 5,196(b)              166,844
Total                                                               2,373,207

Telecom equipment & services (1.0%)
ADTRAN                                          3,521                 121,193
Advanced Fibre Communications                   3,868(b)               91,323
CommScope                                       2,638(b)               49,146
Plantronics                                     1,976(b)               79,139
Polycom                                         4,415(b)              104,503
Powerwave Technologies                          2,810(b)               27,679
Total                                                                 472,983

Textiles & apparel (1.1%)
Chico's FAS                                     3,878(b)              142,866
Coach                                           8,260(b)              292,652
Timberland Cl A                                 1,559(b)               77,669
Total                                                                 513,187

Utilities -- electric (4.7%)
Allete                                          3,868                 126,677
Alliant Energy                                  4,927                 127,560
Aquila                                          8,687(b)               33,445
Black Hills                                     1,432                  42,674
DPL                                             5,629                 113,931
Duquesne Light Holdings                         3,352                  63,822
Energy East                                     6,499                 152,727
Great Plains Energy                             3,083                 102,417
Hawaiian Electric Inds                          1,679                  85,310
Idacorp                                         1,701                  52,391
Northeast Utilities                             5,956                 114,653
NSTAR                                           2,361                 115,571
OGE Energy                                      3,869                  94,520
Pepco Holdings                                  7,627                 153,532
PNM Resources                                   1,792                  53,939
Puget Energy                                    4,194                  99,104
SCANA                                           4,928                 171,100
Sierra Pacific Resources                        5,216(b)               41,050
Vectren                                         3,366                  83,275
Westar Energy                                   3,226                  63,165
Wisconsin Energy                                5,236                 173,258
WPS Resources                                   1,611                  77,344
Total                                                               2,141,465

Utilities -- natural gas (1.7%)
AGL Resources                                   2,861                  83,999
Equitable Resources                             2,770                 121,575
MDU Resources Group                             5,039                 119,021
Natl Fuel Gas                                   3,619                  90,837
ONEOK                                           4,214                  95,616
Questar                                         3,695                 129,805
Western Gas Resources                           1,480                  68,672
WGL Holdings                                    2,164                  60,484
Total                                                                 770,009

Utilities -- telephone (0.5%)
Cincinnati Bell                                10,870(b)               59,785
Telephone & Data Systems                        2,556                 169,412
Total                                                                 229,197

Total common stocks
(Cost: $38,457,296)                                                $45,070,753

Total investments in securities
(Cost: $38,457,296)(d)                                             $45,070,753

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
25   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP Mid Cap Index Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2004, the value of foreign securities represented 0.5% of net assets.

(d) At Jan. 31, 2004, the cost of securities for federal income tax purposes was $38,623,885 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 8,864,037
     Unrealized depreciation                                        (2,417,169)
                                                                    ----------
     Net unrealized appreciation                                   $ 6,446,868
                                                                   -----------

--------------------------------------------------------------------------------
26   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
AXP Market Advantage Series, Inc.
                                                                                         AXP                AXP
                                                                                       S&P 500            Mid Cap
Jan. 31, 2004                                                                        Index Fund         Index Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $453,914,375 and $38,457,296)                                   $468,545,409        $45,070,753
Cash in bank on demand deposit                                                            31,346            140,468
Capital shares receivable                                                                 94,618             97,227
Dividends and accrued interest receivable                                                514,862             23,708
                                                                                         -------             ------
Total assets                                                                         469,186,235         45,332,156
                                                                                     -----------         ----------
Liabilities
Capital shares payable                                                                   186,845             19,887
Payable for investment securities purchased                                                3,789            119,742
Accrued investment management services fee                                                 3,083                320
Accrued distribution fee                                                                     483                145
Accrued transfer agency fee                                                                  688                 92
Accrued administrative services fee                                                        1,028                 98
Other accrued expenses                                                                   123,253             32,545
                                                                                         -------             ------
Total liabilities                                                                        319,169            172,829
                                                                                         -------            -------
Net assets applicable to outstanding capital stock                                  $468,867,066        $45,159,327
                                                                                    ============        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                            $  1,067,979        $    69,161
Additional paid-in capital                                                           495,156,043         37,723,606
Undistributed net investment income                                                      403,020             16,223
Accumulated net realized gain (loss) (Note 7)                                        (42,760,752)           736,880
Unrealized appreciation (depreciation) on investments (Note 5)                        15,000,776          6,613,457
                                                                                      ----------          ---------
Total -- representing net assets applicable to outstanding capital stock            $468,867,066        $45,159,327
                                                                                    ============        ===========
Net assets applicable to outstanding shares:               Class D                  $ 70,422,928        $21,246,475
                                                           Class E                  $398,444,138        $23,912,852
Shares outstanding:                                        Class D shares             16,090,098          3,257,853
                                                           Class E shares             90,707,752          3,658,235
Net asset value per share of outstanding capital stock:    Class D                  $       4.38        $      6.52
                                                           Class E                  $       4.39        $      6.54
                                                                                    ------------        -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Statements of operations
AXP Market Advantage Series, Inc.
                                                                                         AXP                AXP
                                                                                       S&P 500            Mid Cap
Year ended Jan. 31, 2004                                                             Index Fund         Index Fund
Investment income
Income:
Dividends                                                                           $  6,876,558        $   446,946
Interest                                                                                 129,411                540
Fee income from securities lending (Note 3)                                                1,454                 --
                                                                                       ---------            -------
Total income                                                                           7,007,423            447,486
                                                                                       ---------            -------
Expenses (Note 2):
Investment management services fee                                                       954,894             98,049
Distribution fee -- Class D                                                              152,227             43,306
Transfer agency fee                                                                      295,382             31,452
Administrative services fees and expenses                                                324,551             30,207
Compensation of board members                                                              9,142              8,158
Custodian fees                                                                            83,045             23,771
Printing and postage                                                                      32,832              3,533
Registration fees                                                                          9,588             53,289
Licensing fees                                                                            20,790             10,192
Audit fees                                                                                18,500             17,500
Other                                                                                      6,989                 47
                                                                                       ---------            -------
Total expenses                                                                         1,907,940            319,504
   Expenses waived/reimbursed by AEFC (Note 2)                                          (202,684)          (105,832)
                                                                                        --------           --------
                                                                                       1,705,256            213,672
   Earnings credits on cash balances (Note 2)                                             (2,281)              (477)
                                                                                       ---------            -------
Total net expenses                                                                     1,702,975            213,195
                                                                                       ---------            -------
Investment income (loss) -- net                                                        5,304,448            234,291
                                                                                       ---------            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                     (2,015,239)         1,146,264
   Futures contracts                                                                   2,104,616             46,113
                                                                                       ---------             ------
Net realized gain (loss) on investments                                                   89,377          1,192,377
Net change in unrealized appreciation (depreciation) on investments                  111,276,001         11,892,977
                                                                                     -----------         ----------
Net gain (loss) on investments                                                       111,365,378         13,085,354
                                                                                     -----------         ----------
Net increase (decrease) in net assets resulting from operations                     $116,669,826        $13,319,645
                                                                                    ============        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Market Advantage Series, Inc.

                                                          AXP S&P 500 Index Fund                  AXP Mid Cap Index Fund
Year ended Jan. 31,                                       2004              2003                  2004              2003
Operations and distributions
Investment income (loss) -- net                      $  5,304,448       $  3,302,618          $   234,291      $   149,797
Net realized gain (loss) on investments                    89,377        (22,066,277)           1,192,377           31,111
Net change in unrealized appreciation
   (depreciation) on investments                      111,276,001        (51,386,447)          11,892,977       (5,916,306)
                                                      -----------        -----------           ----------       ----------
Net increase (decrease) in net assets resulting
   from operations                                    116,669,826        (70,150,106)          13,319,645       (5,735,398)
                                                      -----------        -----------           ----------       ----------
Distributions to shareholders from:
   Net investment income
     Class D                                             (710,198)          (498,620)             (75,425)         (53,892)
     Class E                                           (4,879,553)        (2,576,320)            (154,604)         (87,920)
   Net realized gain
     Class D                                                   --                 --             (104,161)        (279,898)
     Class E                                                   --                 --             (137,602)        (276,238)
                                                       ----------         ----------             --------         --------
Total distributions                                    (5,589,751)        (3,074,940)            (471,792)        (697,948)
                                                       ----------         ----------             --------         --------
Capital share transactions (Note 4)
Proceeds from sales
   Class D shares                                      15,544,084         28,335,172            3,982,493        7,214,236
   Class E shares                                      93,921,439        141,892,347            8,846,997        6,477,232
Fund merger (Note 8)
   Class D shares                                              --         19,596,991                   --               --
   Class E shares                                              --         14,872,938                   --               --
Reinvestment of distributions at net asset value
   Class D shares                                         654,104            461,207              142,155          260,815
   Class E shares                                       4,774,806          2,506,957              184,378          175,487
Payments for redemptions
   Class D shares                                     (18,493,842)       (18,110,532)          (3,486,471)      (2,383,856)
   Class E shares                                     (55,451,143)       (24,552,591)          (6,774,570)      (1,916,525)
                                                      -----------        -----------           ----------       ----------
Increase (decrease) in net assets from
   share transactions                                  40,949,448        165,002,489            2,894,982        9,827,389
                                                       ----------        -----------            ---------        ---------
Total increase (decrease) in net assets               152,029,523         91,777,443           15,742,835        3,394,043
Net assets at beginning of year                       316,837,543        225,060,100           29,416,492       26,022,449
                                                      -----------        -----------           ----------       ----------
Net assets at end of year                            $468,867,066       $316,837,543          $45,159,327      $29,416,492
                                                     ============       ============          ===========      ===========
Undistributed net investment income                  $    403,020       $    726,601          $    16,223      $    16,422
                                                     ------------       ------------          -----------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Market Advantage Series, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The primary investments of each Fund are as follows:

AXP S&P 500 Index Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

AXP Mid Cap Index Fund invests in common stocks included in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index).

While each Fund may track its index closely, it is typically unable to match the performance of the index exactly, primarily due to fund operating expenses and transaction costs.

The Funds offer Class D and Class E shares and are sold without a sales charge. Class E shares are only available to American Express brokerage accounts or qualifying institutional investors.

Both classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs between classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Each Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
30   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Option transactions

As part of its indexing strategies, the Funds may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Funds may enter into foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Futures transactions

As part of its indexing strategies, the Funds may buy and sell futures contracts traded on any U.S. or foreign exchange. The Funds also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
31   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Federal taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                         AXP             AXP
                                                       S&P 500         Mid Cap
                                                     Index Fund      Index Fund
Undistributed net investment income                   $(38,278)       $(4,461)
Accumulated net realized gain (loss)                    38,278          4,461
                                                        ------          -----
Additional paid-in capital reduction (increase)       $     --        $    --
                                                      --------        -------

The tax character of distributions paid for the years indicated is as follows:

                                                        2004            2003
AXP S&P 500 Index Fund

Class D
Distributions paid from:
   Ordinary income                                  $  710,198     $  498,620
   Long-term capital gain                                   --             --

Class E
Distributions paid from:
   Ordinary income                                   4,879,553      2,576,320
   Long-term capital gain                                   --             --

AXP Mid Cap Index Fund

Class D
Distributions paid from:
   Ordinary income                                  $  163,784     $  106,014
   Long-term capital gain                               15,802        227,776

Class E
Distributions paid from:
   Ordinary income                                     271,331        139,360
   Long-term capital gain                               20,875        224,798

--------------------------------------------------------------------------------
32   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

As of Jan. 31, 2004, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                  Accumulated      Unrealized
                                Undistributed      long-term      appreciation
Fund                           ordinary income    gain (loss)    (depreciation)
AXP S&P 500 Index Fund           $392,527        $(34,310,464)     $6,560,981
AXP Mid Cap Index Fund            198,836             720,856       6,446,868

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

Each Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of each Fund's average daily net assets in reducing percentages as follows:

Fund                                                         Percentage range
AXP S&P 500 Index Fund                                        0.24% to 0.21%
AXP Mid Cap Index Fund                                        0.26% to 0.23%

Under an Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages as follows:

Fund                                                         Percentage range
AXP S&P 500 Index Fund                                       0.080% to 0.065%
AXP Mid Cap Index Fund                                       0.080% to 0.065%

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other American Express mutual funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

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33   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. Each Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class D $19.50

o   Class E $19.50

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

Under terms of a prior agreement that ended April 30, 2003, each Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class D and $19 for Class E.

Each Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of 0.25% of each Fund's average daily net assets attributable to Class D shares.

For the year ended Jan. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 0.64% for Class D and 0.39% for Class E for AXP S&P 500 Index Fund and 0.70% for Class D and 0.45% for Class E for AXP Mid Cap Index Fund. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Jan. 31, 2005 for AXP S&P 500 Index Fund. For AXP Mid Cap Index Fund AEFC and its affiliates have agreed to waive certain fees and expenses through the date of the next shareholder meeting scheduled to be held on June 9, 2004, although, if the proposal is not approved, the waiver can be discontinued at any time after that. Under this agreement, net expenses will not exceed 0.64% for Class D and 0.39% for Class E for AXP S&P 500 Index Fund and 0.70% for Class D and 0.45% for Class E for AXP Mid Cap Index Fund.

Shares held in the Funds for less than 180 days are subject to a redemption fee of 0.50% of the proceeds of the redeemed shares. The redemption fee is retained by the Funds and accounted for as an addition to paid-in capital. For accounts under $10,000, an annual fee of $10 is charged and deducted from the shareholder's account.

During the year ended Jan. 31, 2004, the Funds' custodian and transfer agency fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                                Reduction
AXP S&P 500 Index Fund                                               $2,281
AXP Mid Cap Index Fund                                                  477

Each Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
34   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

For the year ended Jan. 31, 2004, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                             Purchases         Proceeds
AXP S&P 500 Index Fund                          $49,394,306      $13,787,819
AXP Mid Cap Index Fund                           19,802,753       17,200,112

Realized gains and losses are determined on an identified cost basis.

Income from securities lending for AXP S&P 500 Index Fund amounted to $1,454 for the year ended Jan. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                   AXP S&P 500 Index Fund
                                                   Year ended Jan. 31, 2004
                                                 Class D            Class E
Sold                                           4,044,951         25,006,777
Issued for reinvested distributions              155,369          1,128,796
Redeemed                                      (4,978,115)       (13,936,120)
                                              ----------        -----------
Net increase (decrease)                         (777,795)        12,199,453
                                                --------         ----------

                                                  Year ended Jan. 31, 2003
                                                 Class D            Class E
Sold                                           7,386,029         37,627,768
Fund merger                                    5,505,838          4,149,202
Issued for reinvested distributions              134,856            730,891
Redeemed                                      (4,898,517)        (6,769,959)
                                              ----------         ----------
Net increase (decrease)                        8,128,206         35,737,902
                                               ---------         ----------

                                                   AXP Mid Cap Index Fund
                                                  Year ended Jan. 31, 2004
                                                 Class D            Class E
Sold                                             709,058          1,553,166
Issued for reinvested distributions               22,564             29,220
Redeemed                                        (648,612)        (1,079,084)
                                                --------         ----------
Net increase (decrease)                           83,010            503,302
                                                  ------            -------

                                                  Year ended Jan. 31, 2003
                                                 Class D            Class E
Sold                                           1,331,384          1,192,139
Issued for reinvested distributions               54,678             36,713
Redeemed                                        (458,134)          (361,543)
                                                --------           --------
Net increase (decrease)                          927,928            867,309
                                                 -------            -------

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35   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

5. STOCK INDEX FUTURES CONTRACTS

Investments in securities as of Jan. 31, 2004, included securities that were valued and pledged as collateral to cover initial margin deposits. The market value of this collateral and open futures contracts is as follows:

                                             Open      Notional        Net
                             Market        purchase     market     unrealized
                              value         (sale)       value     gain (loss)
Fund                      of collateral    contracts  on futures   on futures
AXP S&P 500 Index Fund     $1,840,749         255     $14,406,225   $369,742

See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50%, or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Neither Fund had borrowings outstanding during the year ended Jan. 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs are as follows as of Jan. 31, 2004:

Fund                              Carry-over                  Expiration date
AXP S&P 500 Index Fund           $34,310,462                     2009-2013
AXP Mid Cap Index Fund                    --                        --

The carry-over for AXP S&P 500 Index Fund includes $7,803,814 acquired in connection with the AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund merger (Note 8). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital losses as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until the respective capital loss carry-over has been offset or expires.

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36   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

8. FUND MERGER

At the close of business on Dec. 6, 2002, AXP S&P 500 Index Fund acquired the assets and assumed the identified liabilities of AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund.

The aggregate net assets of AXP S&P 500 Index Fund immediately before the acquisition were $284,401,828.

The merger was accomplished by a tax-free exchange of the following:

AXP Nasdaq 100 Index Fund                        Shares             Value
Class D                                        4,365,912         $9,306,406
Class E                                        2,280,863          4,888,317

AXP Total Stock Market Index Fund               Shares              Value
Class D                                        2,799,290        $10,290,585
Class E                                        2,717,465          9,984,621

In exchange for the AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund shares and net assets, AXP S&P 500 Index Fund issued the following number of shares:

                                                                    Shares
Class D                                                           5,505,838
Class E                                                           4,149,202

The net assets for AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund at that date were as follows, which include the following amounts of capital stock, unrealized depreciation and accumulated net realized loss.

                                         Total net                      Unrealized     Accumulated net  Undistributed net
                                          assets       Capital stock   depreciation     realized loss   investment income
AXP Nasdaq 100 Index Fund               $14,194,723    $50,724,211      $(14,759,544)   $(21,659,795)     $(110,149)
AXP Total Stock Market Index Fund        20,275,206     31,126,564        (7,732,319)     (3,128,744)         9,705

9. SUBSEQUENT EVENT

Shareholders of AXP Mid Cap Index Fund will be asked to approve a liquidation of the Fund at a shareholder meeting on June 9, 2004. This approval is not guaranteed. If shareholder approval is obtained, no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund.

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37   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP S&P 500 Index Fund

Class D
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                2004       2003        2002      2001        2000(b)
Net asset value, beginning of period                                       $3.31     $ 4.36       $5.30     $5.42       $5.07
Income from investment operations:
Net investment income (loss)                                                 .04        .03         .02       .02         .01
Net gains (losses) (both realized and unrealized)                           1.07      (1.05)       (.91)     (.12)        .35
Total from investment operations                                            1.11      (1.02)       (.89)     (.10)        .36
Less distributions:
Dividends from net investment income                                        (.04)      (.03)       (.02)     (.01)       (.01)
Distributions from realized gains                                             --         --        (.03)     (.01)         --
Total distributions                                                         (.04)      (.03)       (.05)     (.02)       (.01)
Net asset value, end of period                                             $4.38     $ 3.31       $4.36     $5.30       $5.42

Ratios/supplemental data
Net assets, end of period (in millions)                                      $70        $56         $38       $21          $7
Ratio of expenses to average daily net assets(c),(d)                        .64%       .63%        .64%      .62%        .64%(f)
Ratio of net investment income (loss) to average daily net assets          1.13%      1.03%        .74%      .65%        .52%(f)
Portfolio turnover rate (excluding short-term securities)                     4%         9%         27%       82%         37%
Total return                                                              33.72%    (23.43%)    (16.74%)   (1.73%)      7.72%(g)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
38   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP S&P 500 Index Fund

Class E
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                2004       2003        2002      2001        2000(b)
Net asset value, beginning of period                                       $3.32     $ 4.37       $5.31     $5.42       $5.07
Income from investment operations:
Net investment income (loss)                                                 .05        .04         .03       .03         .01
Net gains (losses) (both realized and unrealized)                           1.07      (1.05)       (.91)     (.11)        .35
Total from investment operations                                            1.12      (1.01)       (.88)     (.08)        .36
Less distributions:
Dividends from net investment income                                        (.05)      (.04)       (.03)     (.02)       (.01)
Distributions from realized gains                                             --         --        (.03)     (.01)         --
Total distributions                                                         (.05)      (.04)       (.06)     (.03)       (.01)
Net asset value, end of period                                             $4.39     $ 3.32       $4.37     $5.31       $5.42

Ratios/supplemental data
Net assets, end of period (in millions)                                     $398       $261        $187       $87          $9
Ratio of expenses to average daily net assets(c),(e)                        .39%       .38%        .39%      .35%        .39%(f)
Ratio of net investment income (loss) to average daily net assets          1.37%      1.30%        .98%     1.05%        .83%(f)
Portfolio turnover rate (excluding short-term securities)                     4%         9%         27%       82%         37%
Total return                                                              33.91%    (23.24%)    (16.55%)   (1.35%)      7.75%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class D would have been 0.69%, 0.84%, 0.97%, 1.18% and 4.00% for the periods ended Jan. 31, 2004, 2003, 2002,
     2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class E would have been 0.44%, 0.59%, 0.72%, 0.73% and 3.70% for the periods ended Jan. 31, 2004, 2003, 2002,
     2001 and 2000, respectively.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
39   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP Mid Cap Index Fund

Class D
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                2004       2003       2002      2001    2000(b)
Net asset value, beginning of period                                       $4.64     $ 5.73      $6.20     $5.71    $5.07
Income from investment operations:
Net investment income (loss)                                                 .02        .02        .02       .03      .01
Net gains (losses) (both realized and unrealized)                           1.91      (1.00)      (.27)     1.20      .64
Total from investment operations                                            1.93       (.98)      (.25)     1.23      .65
Less distributions:
Dividends from net investment income                                        (.02)      (.02)      (.02)     (.03)    (.01)
Distributions from realized gains                                           (.03)      (.09)      (.20)     (.71)      --
Total distributions                                                         (.05)      (.11)      (.22)     (.74)    (.01)
Net asset value, end of period                                             $6.52     $ 4.64      $5.73     $6.20    $5.71

Ratios/supplemental data
Net assets, end of period (in millions)                                      $21        $15        $13        $9       $4
Ratio of expenses to average daily net assets(c),(d)                        .70%       .69%       .70%      .66%     .69%(f)
Ratio of net investment income (loss) to average daily net assets           .49%       .40%       .35%      .42%     .59%(f)
Portfolio turnover rate (excluding short-term securities)                    46%        53%        58%      109%      16%
Total return                                                              41.75%    (17.20%)    (4.04%)   22.62%   12.87%(g)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
40   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP Mid Cap Index Fund

Class E
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                2004       2003       2002      2001     2000(b)
Net asset value, beginning of period                                       $4.65     $ 5.74      $6.21     $5.71    $5.07
Income from investment operations:
Net investment income (loss)                                                 .04        .03        .03       .04      .02
Net gains (losses) (both realized and unrealized)                           1.92      (1.00)      (.27)     1.21      .64
Total from investment operations                                            1.96       (.97)      (.24)     1.25      .66
Less distributions:
Dividends from net investment income                                        (.04)      (.03)      (.03)     (.04)    (.02)
Distributions from realized gains                                           (.03)      (.09)      (.20)     (.71)      --
Total distributions                                                         (.07)      (.12)      (.23)     (.75)    (.02)
Net asset value, end of period                                             $6.54     $ 4.65      $5.74     $6.21    $5.71

Ratios/supplemental data
Net assets, end of period (in millions)                                      $24        $15        $13       $11       $8
Ratio of expenses to average daily net assets(c),(e)                        .45%       .44%       .45%      .42%     .45%(f)
Ratio of net investment income (loss) to average daily net assets           .74%       .65%       .61%      .67%     .83%(f)
Portfolio turnover rate (excluding short-term securities)                    46%        53%        58%      109%      16%
Total return                                                              42.16%    (16.98%)    (3.84%)   23.06%   12.92%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class D would have been 0.99%, 1.15%, 1.20%, 1.32% and 2.22% for the periods ended Jan. 31, 2004, 2003, 2002,
     2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class E would have been 0.74%, 0.90%, 0.95%, 1.08% and 1.96% for the periods ended Jan. 31, 2004, 2003, 2002,
     2001 and 2000, respectively.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
41   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP S&P 500 Index Fund and AXP Mid Cap Index Fund (funds within AXP Market Advantage Series, Inc.) as of January 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2004, and the financial highlights for each of the years in the four-year period ended January 31, 2004 and for the period from October 25, 1999 (when shares became publicly available) to January 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP S&P 500 Index Fund and AXP Mid Cap Index Fund as of January 31, 2004, and the results of their operations, changes in their net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 22, 2004

--------------------------------------------------------------------------------
42   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP S&P 500 Index Fund
Fiscal year ended Jan. 31, 2004

Class D

Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals                             100%
   Dividends Received Deduction for corporations                         100%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.04441

Class E

Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals                             100%
   Dividends Received Deduction for corporations                         100%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.05373

--------------------------------------------------------------------------------
43   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

AXP Mid Cap Index Fund
Fiscal year ended Jan. 31, 2004

Class D

Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals                           64.29%
   Dividends Received Deduction for corporations                       64.72%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.05027

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.00485
Total distributions                                                  $0.05512

Class E

Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals                           64.29%
   Dividends Received Deduction for corporations                       64.72%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.06304

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.00485
Total distributions                                                  $0.06789

--------------------------------------------------------------------------------
44   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 94 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- -------------------------------
Arne H. Carlson                      Board member         Chair, Board Services
901 S. Marquette Ave.                since 1999           Corporation (provides
Minneapolis, MN 55402                                     administrative services to
Age 69                                                    boards). Former Governor  of
                                                          Minnesota
------------------------------------ -------------------- ---------------------------------- -------------------------------
Philip J. Carroll, Jr.               Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                since 2002           Corporation (engineering and       Materials Company, Inc.
Minneapolis, MN 55402                                     construction) since 1998           (construction
Age 66                                                                                       materials/chemicals)
------------------------------------ -------------------- ---------------------------------- -------------------------------
Livio D. DeSimone                    Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East               since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                                Minnesota Mining and               processors), General Mills,
St. Paul, MN 55101-4901                                   Manufacturing (3M)                 Inc. (consumer foods), Vulcan
Age 69                                                                                       Materials Company
                                                                                             (construction materials/
                                                                                             chemicals), Milliken & Company
                                                                                             (textiles and chemicals),
                                                                                             and Nexia Biotechnologies, Inc.
------------------------------------ -------------------- ---------------------------------- -------------------------------
Heinz F. Hutter*                     Board member         Retired President and Chief
901 S. Marquette Ave.                since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                     Incorporated (commodity
Age 74                                                    merchants and processors)
------------------------------------ -------------------- ---------------------------------- -------------------------------
Anne P. Jones                        Board member         Attorney and Consultant
901 S. Marquette Ave.                since 1985
Minneapolis, MN 55402
Age 69
------------------------------------ -------------------- ---------------------------------- -------------------------------
Stephen R. Lewis, Jr.**              Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                        systems)
Age 65
------------------------------------ -------------------- ---------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
45   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- ------------------------------
Alan G. Quasha                       Board member         President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.                since 2002           Inc. (management of private        Richemont AG (luxury goods),
Minneapolis, MN 55402                                     equities)                          Harken Energy Corporation
Age 54                                                                                       (oil and gas exploration)
                                                                                             and SIRIT Inc. (radio
                                                                                             frequency identification
                                                                                             technology)
------------------------------------ -------------------- ---------------------------------- ------------------------------
Alan K. Simpson                      Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                   since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 72
------------------------------------ -------------------- ---------------------------------- ------------------------------
Alison Taunton-Rigby                 Board member since   President, Forester Biotech
901 S. Marquette Ave.                2002                 since 2000. Former President and
Minneapolis, MN 55402                                     CEO, Aquila Biopharmaceuticals,
Age 59                                                    Inc.
------------------------------------ -------------------- ---------------------------------- ------------------------------

Board Members Affiliated with AEFC***

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- ------------------------------
Barbara H. Fraser                    Board member since   Executive Vice President - Chief
1546 AXP Financial Center            2002                 Marketing Officer, AEFC, since
Minneapolis, MN 55474                                     2003. Executive Vice President
Age 54                                                    -  AEFA Products and Corporate
                                                          Marketing, AEFC, 2002-2003.
                                                          President - Travelers Check
                                                          Group, American Express
                                                          Company,  2001-2002. Management
                                                          Consultant, Reuters, 2000-2001.
                                                          Managing Director -
                                                          International Investments,
                                                          Citibank Global,  1999-2000.
------------------------------------ -------------------- ---------------------------------- ------------------------------
Stephen W. Roszell                   Board member since   Senior Vice President -
50238 AXP Financial Center           2002, Vice           Institutional Group of AEFC
Minneapolis, MN 55474                President  since
Age 55                               2002
------------------------------------ -------------------- ---------------------------------- ------------------------------
William F. Truscott                  Board member         Senior Vice President - Chief
53600 AXP Financial Center           since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474                President  since     2001. Former Chief Investment
Age 43                               2002                 Officer and Managing Director,
                                                          Zurich Scudder Investments
------------------------------------ -------------------- ---------------------------------- ------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
46   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                   Position held        Principal occupation during past   Other directorships
                                     with Fund and        five years
                                     length of service
------------------------------------ -------------------- ---------------------------------- ------------------------------
Jeffrey P. Fox                       Treasurer since      Vice President - Investment
50005 AXP Financial Center           2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                     Vice President - Finance,
Age 48                                                    American Express Company,
                                                          2000-2002;  Vice President -
                                                          Corporate Controller, AEFC,
                                                          1996-2000
------------------------------------ -------------------- ---------------------------------- ------------------------------
Paula R. Meyer                       President since      Senior Vice President and
596 AXP Financial Center             2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice President
Age 50                                                    and Managing Director - American
                                                          Express Funds, AEFC, 2000-2002;
                                                          Vice President, AEFC,  1998-2000
------------------------------------ -------------------- ---------------------------------- ------------------------------
Leslie L. Ogg                        Vice President,      President of Board Services
901 S. Marquette Ave.                General Counsel,     Corporation
Minneapolis, MN 55402                and Secretary
Age 65                               since 1978
------------------------------------ -------------------- ---------------------------------- ------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
47   --   AXP INDEX FUNDS   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees paid for the years ended January 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP(R) Market Advantage Series, Inc. were as follows:

                2003 - $79,624;                 2002 - $108,242

(b) Audit - Related Fees. The fees paid for the years ended January 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP(R) Market Advantage Series, Inc. were as follows:

                2003 - $540;                    2002 - $653

(c) Tax Fees. The fees paid for the years ended January 31, to KPMG LLP for tax compliance related services for AXP(R) Market Advantage Series, Inc were as follows:

                2003 - $11,170;                 2002 - $14,875

(d) All Other Fees. The fees paid for the years ended January 31, to KPMG LLP for additional professional services rendered in connection to proxy filing and review of merger transactions for AXP(R) Market Advantage Series, Inc. were as follows:

                2003 - $6,000;                  2002 - $2,538


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2003 and 2002 were pre-approved by the audit committee with the exception of the 2002 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended January 31, by the registrant for non-audit services to KPMG LLP were as follows:

                2003 - None;                    2002 - None

         The fees paid for the years ended January 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                2003 - $35,890;                 2002 - $148,110

(h) For the fees disclosed in item (g) above, 86% and 100% of the fees for services performed during 2003 and 2002, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Market Advantage Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 6, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 6, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          April 6, 2004